Exhibit 99.3

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

ALVARIUM TIEDEMANN CAPITAL, LLC

a Delaware limited liability company

Dated as of January 3, 2023

THE SECURITIES REPRESENTED BY THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

i

Exhibits
Exhibit A	–	Form of Joinder Agreement
Exhibit B	–	Officers
Exhibit C	–	Notice of Exchange

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

ALVARIUM TIEDEMANN CAPITAL, LLC

This SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (together with the Exhibits and Schedules attached hereto and as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), of Alvarium Tiedemann Capital, LLC, a Delaware limited liability company (the “Company”), is entered into effective as of the Effective Date (as defined below), by its Members (as defined below) and Alvarium Tiedemann Holdings, Inc., a Delaware corporation (together with its successors and permitted assigns, the “Corporation”).

RECITALS

Capitalized terms used in these recitals without definition have the meanings set forth in Article I.

WHEREAS, the Company was formed as a Delaware limited liability company pursuant to and in accordance with the Delaware Act by the filing of the initial Certificate of Formation of the Company with the Secretary of State of the State of Delaware on August 11, 2021, and the entering into of the Limited Liability Company Agreement of the Company by Michael Tiedemann, as the sole member of the Company, effective as of such date (the “Original Agreement”);

WHEREAS, in accordance with and pursuant to the TWMH/TIG Entities Reorganization Plan (as defined in the Amended and Restated Business Combination Agreement, made and entered into as of October 25, 2022, by and among Cartesian Growth Corporation, an exempted company incorporated under the laws of the Cayman Islands (“SPAC BVI”), Rook MS LLC, a Delaware limited liability company (“Umbrella Merger Sub”), Tiedemann Wealth Management Holdings, LLC, a Delaware limited liability company (“TWMH”), TIG Trinity GP, LLC, a Delaware limited liability company (“TIG GP”), TIG Trinity Management, LLC, a Delaware limited liability company (“TIG MGMT”), Alvarium Investments Limited and the Company (the “BCA”)), and pursuant to Capital Contribution Agreements (as defined in the First Amendment (as defined below)), the members of TWMH, TIG GP and TIG MGMT contributed all of their limited liability company interests in TWMH, TIG GP and TIG MGMT to the Company in consideration of the Company’s issuance to such members of Class B Units (as defined in the First Amendment) and the Original Agreement was amended and restated by that certain Amended and Restated Limited Liability Company Agreement of the Company made and entered into effective as of January 3, 2023 (the “First Amendment”);

WHEREAS, on or prior to the Alvarium Exchange Effective Time, the Corporation contributed all of its limited liability company interests in Umbrella Merger Sub to Alvarium Tiedemann HoldCo, Inc., a newly formed Delaware corporation (together with its successors and permitted assigns, “Holdings”);

WHEREAS, on the Business Day prior to the Closing Date (as defined in the BCA), SPAC BVI was domesticated as a Delaware corporation under the name “Alvarium Tiedemann Holdings, Inc.” (e.g., the Corporation);

WHEREAS, immediately following the Alvarium Exchange Effective Time and immediately prior to the Umbrella Merger Effective Time, the Corporation contributed 55,034,161 shares of Class B Common Stock and $100,000,000 in cash to Holdings;

WHEREAS, immediately following the contribution by the Corporation to Holdings as provided in the foregoing WHEREAS clause, Holdings contributed 55,034,161 shares of Class B Common Stock and $100,000,000 in cash to Umbrella Merger Sub;

WHEREAS, pursuant to the BCA, upon the Umbrella Merger Effective Time and by virtue of the Umbrella Merger, (a) Class B Units (as defined in the First Amendment) outstanding immediately prior to the Umbrella Merger Effective Time were converted into and became the right to receive, among other consideration provided in the BCA, shares of Class B Common Stock and Class B Common Units, (b) limited liability company interests of Umbrella Merger Sub held by Holdings immediately prior to the Umbrella Merger Effective Time were converted into and became Class A Common Units and (c) effected, in accordance with Section 18-209(f) of the Delaware Act, the adoption of this Agreement as the new limited liability company for the Company, as the Umbrella Merger Surviving Company (as defined in the BCA);

WHEREAS, immediately following both the contribution by the Corporation to Holdings of shares of Class B Common Stock and cash as provided in an above WHEREAS clause, and the Umbrella Merger Effective Time, the Corporation contributed all of the issued and outstanding shares of Alvarium TopCo (as defined in the BCA) held by it to the Company (the “Alvarium Contribution”) in consideration of the issuance by the Company of Class A Common Units; and

WHEREAS, the Members desire continue the Company as a limited liability company under the Delaware Act.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members and the Manager, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

The following definitions shall be applied to the terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary.

“Additional Member” has the meaning set forth in Section 12.02.

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(i) Credit to such Capital Account any amounts that such Member is deemed to be obligated to restore pursuant to the penultimate sentence in Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(ii) Debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Admission Date” has the meaning set forth in Section 10.06.

“Affiliate” (and, with a correlative meaning, “Affiliated”) means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. As used in this definition and the definition of Majority Members, “control” (including with correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or otherwise).

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Alvarium Contribution” has the meaning set forth in the recitals to this Agreement.

“Alvarium Exchange Effective Time” has the meaning set forth in the BCA.

“Appraisers” has the meaning set forth in Section 15.02.

“Assignee” means a Person to whom a Company Interest has been Transferred in accordance with this Agreement but who has not been admitted as a Member pursuant to Article XII.

“Base Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“BCA” has the meaning set forth in the recitals to this Agreement.

“Book Value” means with respect to any property (other than money), such property’s adjusted basis for U.S. federal income tax purposes, except as follows:

(i) the initial Book Value of any such property contributed by a Member to the Company shall be the gross fair market value of such property, as reasonably determined by the Manager;

(ii) the Book Values of all such properties shall be adjusted to equal their respective gross fair market values (taking Section 7701(g) of the Code into account), as reasonably determined by the Manager, at the time of any Revaluation pursuant to Section 5.01(c);

(iii) the Book Value of any item of such properties distributed to any Member shall be adjusted to equal the gross fair market value (taking Section 7701(g) of the Code into account) of such property on the date of Distribution as reasonably determined by the Manager; and

(iv) the Book Values of such properties shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such properties pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vi) of the definition of “Net Income” and “Net Loss” or Section 5.03(a)(vi); provided, however, that Book Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv). If the Book Value of such property has been determined or adjusted pursuant to subparagraph (i), (ii) or (iv), such Book Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Net Income and Net Loss.

“Business Combination” means the business combination transaction set forth in the BCA.

“Business Combination Date Capital Account Balance” means, with respect to any Member, the positive Capital Account balance of such Member as of immediately following the Business Combination, the amount or deemed value of which is set forth in the books and records of the Company.

“Business Day” means any day except a Saturday, a Sunday or a day on which the SEC or banks in the City of New York or the State of Delaware are authorized or required by Law to be closed.

“Capital Account” means the capital account established and maintained for each Member pursuant to Section 5.01.

“Capital Contribution” means, with respect to any Member, the amount of money and the initial Book Value of any property (other than money) contributed to the Company.

“Cash Exchange Payment” means an amount in U.S. dollars equal to the product of (a) the number of applicable Paired Interests multiplied by, (b) the sale price of a share of Class A Common Stock in a private sale or the price to the public of a share of Class A Common Stock in a public offering as set forth in Section 11.01.

“Certificate” means the initial Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware in accordance with the Delaware Act, as such Certificate of Formation has been or may be amended or amended and restated from time to time in accordance with the Delaware Act.

“Change of Control Transaction” means (a) a transaction in which a Person or Group acquires beneficial ownership of more than fifty percent (50%) of the outstanding Units, other than a transaction pursuant to which the holders of beneficial ownership of Units immediately prior to the transaction beneficially own, directly or indirectly, more than fifty percent (50%) of the Units or the equity of any successor, surviving entity or direct or indirect parent of the Company, in either case, immediately following the transaction or (b) a transaction in which the Company issues Units representing more than fifty percent (50%) of the then outstanding Units, in either case, whether by merger, other business combination or otherwise.

“Class A Common Stock” means Class A Common Stock of the Corporation.

“Class A Common Units” means the Units designated as “Class A Common” Units pursuant to this Agreement.

“Class B Common Stock” means Class B Common Stock of the Corporation.

“Class B Common Units” means the Units designated as “Class B Common” Units pursuant to this Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” means the Class A Common Stock and the Class B Common Stock, collectively.

“Common Units” means the Units that are designated as “Common” Units pursuant to this Agreement and includes the Class A Common Units and the Class B Common Units.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Interest” means, with respect to any Member or Assignee, such Member’s or Assignee’s, as applicable, entire limited liability company interest in the Company, including such Member’s or Assignee’s, as applicable, share of the profits and losses of the Company and such Member’s or Assignee’s right to receive Distributions of the Company’s assets.

“Company Minimum Gain” means “partnership minimum gain,” as defined in Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

“Corporate Charter” means the Certificate of Incorporation of the Corporation, as the same may be amended or amended from time to time in accordance with applicable Law.

“Corporate Offer” has the meaning set forth in Section 11.04(a).

“Corporation” has the meaning set forth in the recitals to this Agreement.

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as it may be amended from time to time, and any successor thereto.

“Depreciation” means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Book Value of an asset differs from its adjusted basis for U.S. federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount that bears the same ratio to such beginning Book Value as the U.S. federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for U.S. federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Book Value using any reasonable method selected by the Manager.

“Deliverable Common Stock” means with respect to Paired Interests, Class A Common Stock.

“Designated Exchange Date” has the meaning set forth in Section 11.01.

“Designation” and “Designations” have the meanings set forth in Section3.01(b)(iv).

“Disregarded Shares” has the meaning set forth in Section 3.03(a).

“Distribution” means each distribution made by the Company to a Member with respect to such Member’s Units, whether in cash, property or securities of the Company and whether by liquidating distribution or otherwise; provided, however, that none of the following shall be a Distribution: (a) any recapitalization that does not result in the distribution of cash or property to Members or any exchange of securities of the Company, and any dividend or subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units; or (b) any other payment made by the Company to a Member that is not properly treated as a “distribution” for purposes of Section 731, 732, or 733 or other applicable provisions of the Code.

“D&O Indemnitee” has the meaning set forth in Section 6.09(d).

“Economic Common Stock” means Class A Common Stock.

“Effective Date” means the Umbrella Merger Effective Time.

“Encumbrance” means any security interest, pledge, mortgage, lien or other material encumbrance, except for restrictions arising under applicable securities Laws.

“Equity Plan” means any option, stock, unit, stock unit, appreciation right, phantom equity or other equity or equity-based compensation plan, program, agreement or arrangement, in each case now or hereafter adopted by the Corporation.

“Equity Securities” means (a) Units or other equity interests in the Company or any Subsidiary of the Company (including other classes or series thereof having such relative rights, powers and duties as may from time to time be established by the Manager pursuant to the provisions of this Agreement, including rights, powers and/or duties senior to existing classes and series of Units and other equity interests in the Company or any Subsidiary of the Company), (b) other securities or interests (including evidences of indebtedness) convertible or exchangeable into Units or other equity interests in the Company or any Subsidiary of the Company, and (c) warrants, options or other rights to purchase or otherwise acquire Units or other equity interests in the Company or any Subsidiary of the Company.

“Event of Withdrawal” means the bankruptcy (as set forth in Sections 18-101(1) and Section 18-304 of the Delaware Act) or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company. “Event of Withdrawal” shall not include an event that (a) terminates the existence of a Member for income tax purposes (including (i) a change in entity classification of a Member under Treasury Regulation Section 301.7701-3, (ii) a sale of assets by, or liquidation of, a Member pursuant to an election under Section 336 or 338 of the Code or (iii) merger, severance, or allocation within a trust or among sub-trusts of a trust that is a Member) but that (b) does not terminate the existence of such Member under applicable state Law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Company Interests of such trust that is a Member).

“Exchange” has the meaning set forth in Section 11.01.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Exchange Act shall be deemed to include any corresponding provisions of future Law.

“Exchange Agent” has the meaning set forth in Section 11.02(a).

“Exchange Date” means (a) with respect to a Holder’s exercise of the right to effect an Exchange pursuant to clause (y) of Section 11.01, the second Business Day immediately following the receipt of the Notice of Exchange by the Corporation, unless otherwise set forth in the applicable Notice of Exchange, as permitted under Section 11.02(b) and (b) with respect to a Holder’s exercise of the right to effect an Exchange pursuant to clause (x) of Section 11.01, the Designated Exchange Date.

“Exchange Rate” means with respect to Paired Interests, the number of shares of Class A Common Stock for which one Paired Interest is entitled to be Exchanged. On the date of this Agreement, the Exchange Rate for the purposes of the Paired Interests shall be one (1), subject to adjustment pursuant to Section 11.03 of this Agreement.

“Exchanging Holder” means a Holder effecting an Exchange pursuant to this Agreement.

“Fair Market Value” means, with respect to any asset, its fair market value determined according to Article XV.

“Family Member” has the meaning set forth in Section 10.02.

“First Amendment” has the meaning set forth in the recitals to this Agreement.

“Fiscal Year” means the Company’s annual accounting period established pursuant to Section 8.02.

“Former TIG Members” means those Members of the Company that prior to the Effective Date (as defined in the First Amendment) were members of TIG MGMT and TIG GP.

“Former TWMH Members” means those Members of the Company that prior to Effective Date (as defined in the First Amendment) were members of TWMH.

“Group” means any group of Persons formed for the purpose of acquiring, holding, voting or disposing of Units, including groups of Persons that would be required if the Company is subject to Section 13, 14 or 15(d) of the Exchange Act, Section 13(d) of the Exchange Act to file a statement on Schedule 13D with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act.

“Highest Member Tax Amount” means the Member receiving the greatest proportionate allocation of taxable income attributable to its ownership of the Company in the applicable tax period (or portion thereof) (including as a result of the application of Section 704(c) of the Code or otherwise), and calculated by multiplying (x) the aggregate taxable income allocated to such Member (excluding the tax consequences resulting from any adjustment under Sections 743(b) and 734(b) of the Code in such applicable taxable period (or portion thereof), by (y) the Tax Rate.

“Holder” means any Member holding Class B Common Units and shares of Class B Common Stock, in its capacity as such, other than the Corporation.

“Holdings” has the meaning set forth in the recitals to this Agreement.

“Imputed Underpayment Amount” has the meaning set forth in Section 9.01(b).

“Indemnified Person” has the meaning set forth in Section 6.09(a).

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended from time to time.

“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement.

“Law” means all laws, statutes, ordinances, rules and regulations of the United States, any foreign country and each state, commonwealth, city, county, municipality, regulatory or self-regulatory body, agency or other political subdivision thereof.

“Majority Members” means the Members (which, for the avoidance of doubt, may include the entity that is also the Manager in its capacity as a Member) holding a majority of the Voting Units then outstanding.

“Manager” means the Corporation as the sole “manager” of the Company, and includes any successor thereto designated pursuant to Section 6.04, in its capacity as a manager of the Company. The Manager shall be, and hereby is, designated as a “manager” within the meaning of Section 18-101(10) of the Delaware Act.

“Member” means, as of any date of determination, (a) each Person admitted as a member of the Company pursuant to Section 3.01 and (b) any Person admitted to the Company as a Substituted Member or Additional Member in accordance with Article XII, in each case, in such Person’s capacity as a member of the Company and only so long as such Person is shown on the Company’s books and records, including the Schedule of Members, as the owner of one or more Units.

“Member Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” in Treasury Regulations Section 1.704 -2(b)(4).

“Member Nonrecourse Debt Minimum Gain” means an amount with respect to each “partner nonrecourse debt” (as defined in Treasury Regulation Section 1.704-2(b)(4)) equal to the Company Minimum Gain that would result if such partner nonrecourse debt were treated as a nonrecourse liability (as defined in Treasury Regulation Section 1.752-1(a)(2)) determined in accordance with Treasury Regulation Section 1.704-2(i)(3).

“Member Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” in Treasury Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2).

“Net Income” and “Net Loss” mean, for each Fiscal Year or other period, an amount equal to the Company’s taxable income or loss for such Fiscal Year or period, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments (without duplication):

(i) any income of the Company that is exempt from U.S. federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of “Net Income” and “Net Loss” shall be added to such taxable income or loss;

(ii) any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income and Net Loss pursuant to this definition of “Net Income” and “Net Loss,” shall be treated as deductible items;

(iii) in the event the Book Value of any Company asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of “Book Value,” the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Book Value of the asset) or an item of loss (if the adjustment decreases the Book Value of the asset) from the disposition of such asset and shall be taken into account, immediately prior to the event giving rise to such adjustment, for purposes of computing Net Income or Net Loss;

(iv) gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for U.S. federal income tax purposes shall be computed by reference to the Book Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Book Value;

(v) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year, computed in accordance with the definition of Depreciation;

(vi) to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) of the Code is required, pursuant to Treasury Regulations Section 1.704-(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a Distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(vii) notwithstanding any other provision of this definition, any items that are specially allocated pursuant to Sections 5.03 and 5.04 shall not be taken into account in computing Net Income and Net Loss.

The amounts of the items of Company income, gain, loss, or deduction available to be specially allocated pursuant to Sections 5.03 and 5.04 shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

“Notice” has the meaning set forth in Section 16.05.

“Notice of Exchange” has the meaning set forth in Section 11.02(a).

“Officer” has the meaning set forth in Section 6.07(b).

“Original Agreement” has the meaning set forth in the recitals to this Agreement.

“Other Agreements” has the meaning set forth in Section 10.04.

“Paired Interest” means one Class B Common Unit (or other Unit into which such Class B Common Unit shall have been converted or exchanged in accordance with this Agreement after the Effective Date), together with one share of Class B Common Stock, subject adjustment pursuant to Section 11.03(a).

“Partnership Audit Provisions” means Title XI, Section 1101, of the Bipartisan Budget Act of 2015, P.L. 114-74 (together with any subsequent amendments thereto, Treasury Regulations promulgated thereunder, and published administrative interpretations thereof, and any comparable provisions of state or local tax law).

“Partnership Representative” has the meaning set forth in Section 9.01(a).

“Pass-Thru Tax” means an income tax imposed on the Company by a state for which Members receive a full or partial credit against their income tax liability in such state for the amount of such tax paid by the Company, including, without limitation, the New York Pass-Through Entity Tax.

“Percentage Interest” means, with respect to any Member, a fractional amount, expressed as a percentage: (a) the numerator of which is the aggregate number of Class A Common Units and Class B Common Units owned of record thereby; and (b) the denominator of which is the aggregate number of Class A Common Units and Class B Common Units issued and outstanding. The sum of the outstanding Percentage Interests of all Members shall at all times equal one hundred percent (100%).

“Permitted Transfer” and “Permitted Transferee” have the meanings set forth in Section 10.02.

“Person” means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Pre-Closing Incentive Income Measurement Period” means the measurement period that began prior to the Effective Date and ends on or after the Effective Date over which any applicable TIG Incentive Income is assessed.

“Pro rata,” “pro rata portion,” “according to their interests,” “ratably,” “proportionately,” “proportional,” “in proportion to,” “based on the number of Units held,” “based upon the percentage of Units held,” “based upon the number of Units outstanding, and other terms with similar meanings, when used in the context of a number of Units relative to other Units, means as amongst an individual class or series of Units, pro rata based upon the number of such Units within such class or series of Units.

“Revaluation” has the meaning set forth in Section 5.01(c).

“Schedule of Members” has the meaning set forth in Section 3.01(b).

“SEC” means the U.S. Securities and Exchange Commission, including any governmental body or agency succeeding to the functions thereof.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future Law.

“Share Exchange” has the meaning set forth in Section 11.01(b).

“Share Settlement” means a number of shares of Class A Common Stock equal to the number of Class B Common Units constituting Units that are subject to an Exchange.

“SPAC BVI” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, limited partnership, partnership, trust or other entity with respect to which such Person has the power, directly or indirectly through one or more intermediaries, to vote or direct the voting of sufficient securities or interests to elect a majority of the directors or management committee or similar governing body or entity. For purposes hereof, references to a “Subsidiary” of the Company shall be given effect only at such times that the Company has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Substituted Member” has the meaning set forth in Section 12.01.

“Tax Amount” means the Highest Member Tax Amount divided by the Percentage Interest of the Member described in the definition of “Highest Member Tax Amount”.

“Tax Distribution” means a distribution made by the Company pursuant to Section 4.01(e)(i), Section 4.01(e)(ii) or Section 4.01(e)(iv) or a distribution made by the Company pursuant to another provision of Section 4.01 but designated as a Tax Distribution pursuant to Section 4.01(e)(iii). “Tax Distribution Amount” means, with respect to a Member’s Units, whichever of the following applies with respect to the applicable Tax Distribution, in each case in amount not less than zero:

(i) With respect to a Tax Distribution pursuant to Section 4.01(e)(i), the excess, if any, of (A) such Member’s required annualized income installment for such estimated payment date under Section 6655(e) of the Code, assuming that (x) such Member is a corporation (which assumption, for the avoidance of doubt, shall not affect the determination of the Tax Rate), (y) Section 6655(e)(2)(C)(ii) is in effect and (z) such Member’s only income is from the Company, which amount shall be calculated based on the projections believed by the Manager in good faith to be, reasonable projections of the product of (1) the Tax Amount and (2) such Member’s Percentage Interest over (B) the aggregate amount of Tax Distributions designated by the Company pursuant to Section 4.01(e)(ii) with respect to such Units since the date of the previous Tax Distribution pursuant to Section 4.01(e)(i) (or if no such Tax Distribution was required to be made, the date such Tax Distribution would have been made pursuant to Section 4.01(e)(i)).

(ii) With respect to a Tax Distribution pursuant to Section 4.01(e)(ii), the amount described in such Section.

(iii) With respect to the designation of an amount as a Tax Distribution pursuant to Section 4.01(e)(iii), the product of (x) the Tax Amount projected, in the good faith belief of the Manager, during the period since the date of the previous Tax Distribution (or, if more recent, the date that the previous Tax Distribution pursuant to Section 4.01(e)(i) would have been made or, in the case of the first Distribution pursuant to Section 4.01(b), the date of this Agreement) and (y) such Member’s Percentage Interest.

(iv) With respect to an entire Fiscal Year to be calculated for purposes of Section 4.01(e)(iv), the excess, if any, of (A) the product of (x) the Tax Amount for the relevant Fiscal Year and (y) such Member’s Percentage Interest, over (B) the aggregate amount of Tax Distributions (other than Tax Distributions under Section 4.01(e)(iv) with respect to a prior Fiscal Year) with respect to such Units made with respect to such Fiscal Year.

“Tax Rate” means the highest marginal federal, state and local tax rate for an individual or corporation that is resident in New York City applicable to ordinary income, qualified dividend income or capital gains, as appropriate, taking into account the holding period of the assets disposed of and the year in which the taxable net income is recognized by the Company, and taking into account the deductibility of state and local income taxes as applicable at the time for U.S. federal income tax purposes and any limitations thereon including pursuant to Section 68 of the Code or Section 164 of the Code, which Tax Rate shall be the same for all Members. Any Tax Rate shall be appropriately adjusted by the Company to take into account the payment by the Company of any Pass-Thru Tax.

“Tax Receivable Agreement” means the Tax Receivable Agreement by and among the Corporation and the Sellers (as defined therein).

“Taxable Year” means the Company’s Fiscal Year as set forth in Section 8.02, which, where the context requires, may include a portion of a Taxable Year established by the Company to the extent permitted or required by Section 706 of the Code.

“TIG Fee Income” means any management fees, and/or any other fees, compensation or similar amounts payable (other than TIG Incentive Income) with respect to the calendar quarter during which the Effective Date occurs (which amounts payable may, for the avoidance of doubt, have been earned, but not payable, during the 2022 calendar year) and received by the Company from any TIG Fee Vehicle after the Effective Date.

“TIG Fee Income Amount” means an amount equal to the product of (a) any TIG Fee Income, multiplied by (b) the quotient of (i) the number of days in the applicable calendar quarter that fall on or before the Effective Date divided by (ii) ninety (90).

“TIG Fee Vehicle” means any fund, account or investment vehicle for which TIG MGMT, TIG GP or any subsidiary or entity owned directly or indirectly by TIG MGMT or TIG GP is entitled to receive any management fees, and/or any other fees, compensation or similar amounts payable (other than TIG Incentive Income).

“TIG GP” has the meaning set forth in the recitals to this Agreement.

“TIG Incentive Income” means any incentive fee, incentive allocation, performance fee, performance allocation, carried interest or similar amount that is accrued but unrealized as of the Effective Date (which amounts accrued but unrealized may, for the avoidance of doubt, been accrued but unrealized during the 2022 calendar year) and received by the Company from a TIG Incentive Vehicle after the Effective Date.

“TIG Incentive Income Amount” means an amount equal to the product of (a) any crystalized TIG Incentive Income, multiplied by (b) the quotient of (i) the number of days in the applicable Pre-Closing Incentive Income Measurement Period that fall on or before the Effective Date divided by (ii) the total number of days in the applicable Pre-Closing Incentive Income Measurement Period.

“TIG Incentive Vehicle” means any fund, account or investment vehicle for which TIG MGMT, TIG GP or any Subsidiary or entity owned directly or indirectly by TIG MGMT or TIG GP is entitled to receive an incentive fee, incentive allocation, performance fee, performance allocation, carried interest or similar amount.

“TIG MGMT” has the meaning set forth in the recitals to this Agreement.

“Trading Day” means a day on which the principal securities exchange on which the Class A Common Stock is traded or quoted is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Transfer” (and, with correlative meanings, “Transferring” and “Transferred”) means any sale, assignment, transfer, distribution or other disposition thereof, or other conveyance, creation, incurrence or assumption of a legal or beneficial interest therein, or a participation or Encumbrance therein, or creation of a short position in any such security or any other action or position otherwise reducing risk related to ownership through hedging or other derivative instrument, whether directly or indirectly, whether voluntarily or by operation of Law, whether in a single transaction or series of related transactions and whether to a single Person or Group (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law), of (a) any interest (legal or beneficial) in any Equity Securities or (b) any equity or other interest (legal or beneficial) in any Member if substantially all of the assets of such Member consist solely of Units.

“Treasury Regulations” mean the regulations promulgated under the Code, as amended from time to time.

“TWMH” has the meaning set forth in the recitals to this Agreement.

“TWMH Fee Income” means any management fees, and/or any other fees, compensation or similar amounts payable with respect to the calendar quarter during which the Effective Date occurs (which amounts payable may, for the avoidance of doubt, may have been earned, but not payable, during the 2022 calendar year) and received by the Company from any TWMH Fee Vehicle after the Effective Date.

“TWMH Fee Income Amount” means an amount equal to the product of (a) any TWMH Fee Income, multiplied by (b) the quotient of (i) the number of days in the applicable calendar quarter that fall on or before the Effective Date divided by (ii) ninety (90).

“TWMH Fee Vehicle” means any fund, account or investment vehicle for which Tiedemann Wealth Management Holdings, LLC or any subsidiary or entity owned directly or indirectly by Tiedemann Wealth Management Holdings, LLC is entitled to receive amounts that constitute any management fees, and/or any other fees, compensation or similar amounts payable.

“Umbrella Merger” has the meaning set forth in the BCA.

“Umbrella Merger Effective Time” has the meaning set forth in the BCA.

“Umbrella Merger Sub” has the meaning set forth in the recitals to this Agreement.

“Unit” means a Unit of Company Interest as established pursuant to Section 3.02; provided, however, that any class or series of Units issued shall provide the members of the Company holding such Units with the relative rights, powers and duties in respect of such Units set forth in this Agreement, and the relative rights, powers and duties of the members of the Company holding such class or series of Units, in respect of such Units, shall be determined in accordance with such relative rights, powers and duties. The members of the Company holding Units in a particular class or series of Units shall be treated as a class or series of Members in respect of the relative rights, powers and duties associated with such class or series of Units.

“Unvested Corporate Shares” means restricted shares of Class A Common Stock issued pursuant to an Equity Plan that are not vested pursuant to the terms thereof or any award or similar agreement relating thereto.

“Vested Corporate Shares” means shares of Class A Common Stock issued pursuant to an Equity Plan that are vested pursuant to the terms thereof or any award or similar agreement relating thereto.

“Voting Units” means (a) the Class A Common Units and Class B Common Units and (b) any other class or group of Units designated as “Voting Units” pursuant to this Agreement, the Members holding which are entitled to vote on any matter presented to the Members generally under this Agreement for approval; provided that (i) no vote by the Members holding Voting Units shall have the power to override any action taken by the Manager (unless the prior approval of the Members holding such Voting Units is required for such action), or to remove or replace the Manager, (ii) the Members, in such capacity, have no ability to take part in the conduct or control of the Company’s business, and (iii) notwithstanding any vote by Members under this Agreement, the Manager shall retain exclusive management power over the business and affairs of the Company in accordance with Section 6.01(a).

“Withholding Advances” has the meaning set forth in Section 5.05(b).

ARTICLE II.

ORGANIZATIONAL MATTERS

SECTION 2.01 Formation of Company.

(a) Michael Fastert, as an “authorized person” within the meaning of the Delaware Act has executed, delivered and filed the initial Certificate with the Secretary of State of the State of Delaware on August 11, 2021. From and after the effectiveness of the First Amendment, the Managing Member (as defined in the First Amendment) was designated as an “authorized person” within the meaning of the Delaware Act and has executed, delivered and filed the Certificate of Umbrella Merger (as defined in the BCA) with the Secretary of State of the State of Delaware. Upon the Effective Date, the Manager and each Officer thereupon became designated as an “authorized person” within the meaning of the Delaware Act, and each shall continue as a designated “authorized person” within the meaning of the Delaware Act.

(b) The Company, and the Manager and any Officer, for, in the name of and on behalf of the Company, may perform under and consummate the transactions contemplated by the BCA, and all documents, agreements, certificates or instruments contemplated thereby or related thereto, all without any further act, vote, approval or consent of any Member or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or other applicable Law. The foregoing authorization shall not be deemed a restriction on the Manager or any Officer to enter into any agreements on behalf of the Company otherwise permitted by this Agreement.

SECTION 2.02 Name. The name of the Company shall be “Alvarium Tiedemann Capital, LLC”. The Manager in its sole discretion may change the name of the Company at any time and from time to time, which name change shall be effective upon the filing of a Certificate of Amendment of the Certificate of Formation of the Company or an Amended and Restated Certificate of Formation of the Company with the Secretary of State of the State of Delaware and shall not require an amendment to this Agreement. Notification of any such change shall be given to all of the Members and, to the extent practicable, to all of the holders of any Equity Securities of the Company then outstanding. The Company’s business may be conducted under its name and/or any other name or names deemed advisable by the Manager.

SECTION 2.03 Purpose. The purpose of the Company shall be to engage in any lawful act or activity for which limited liability companies may be organized under the Delaware Act, and engaging in any and all activities necessary or incidental to the foregoing.

SECTION 2.04 Principal Office; Registered Agent. The principal office of the Company shall be at 520 Madison Avenue, 21st Floor, New York, NY 10022, or such other place as the Manager may from time to time designate. The initial registered agent for service of process on the Company in the State of Delaware, and the address of such agent, shall be c/o Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, State of Delaware 19808. The Manager may from time to time change the Company’s registered agent, and the address of such agent, in the State of Delaware, which change in registered agent and address shall be effective upon the filing of a Certificate of Amendment of the Certificate of Formation of the Company or an Amended and Restated Certificate of Formation of the Company with the Secretary of State of the State of Delaware and shall not require an amendment to this Agreement.

SECTION 2.05 Term. The term of the Company commenced upon the filing of the Certificate and shall continue in existence until termination of the Company in accordance with the provisions of Section 14.04 and the Delaware Act.

SECTION 2.06 No State-Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership or a limited liability partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member by virtue of this Agreement, for any purposes other than as set forth in the last three sentences of this Section 2.06, and neither this Agreement nor any other document entered into by the Company or any Member relating to the subject matter hereof shall be construed to suggest otherwise. The Members intend that the Company shall be treated as a partnership for U.S. federal and, if applicable, state or local income tax purposes. Each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such tax treatment. The Manager shall not take any action that could reasonably be expected to cause the Company to be treated as a corporation for U.S. federal and, if applicable, state and local income tax purposes.

ARTICLE III.

MEMBERS; UNITS; CAPITALIZATION

SECTION 3.01 Members.

(a) Michael Tiedemann was, upon his execution of a counterpart signature page to the Original Agreement, admitted as a member of the Company effective as of the time of the filing of the initial Certificate with the Secretary of State of the State of Delaware, continues to be a member of the Company as of the Effective Date, and is listed on the Schedule of Members as of the Effective Date. Each Person (other than Michael Tiedemann) listed on Exhibit A to the First Amendment was, upon such Person’s execution of a counterpart signature page to the First Amendment, admitted as a member of the Company effective as of the Effective Date (as defined in the First Amendment), continues to be a member of the Company as of the Effective Date, and is listed on the Schedule of Members as of the Effective Date. Each of Holdings and the Corporation was, upon its respective execution of a counterpart signature page to this Agreement, admitted as a member of the Company effective as of the Effective Date and is listed on the Schedule of Members as of the Effective Date.

(b) Each Member is deemed to have made a Capital Contribution to the Company in consideration of the issuance of the number of Units set forth opposite such Member’s name on the Schedule of Members either (i) in the case of Holdings, in connection with the Umbrella Merger, (ii) in the case of the Corporation, the Alvarium Contribution, and (iii) in the case of each Member other than the Corporation and Holdings, in connection with the Umbrella Merger.

(c) The Company shall maintain a schedule of Members setting forth: (i) the name and address of each Member; and (ii) the aggregate number of outstanding Units and the number and class or series of outstanding Units held by each Member (such schedule, the “Schedule of Members”). To the fullest extent permitted by the Delaware Act or other applicable Law and subject to Sections 3.03, 3.04, 3.09 and 3.10, (A) the Schedule of Members shall be the definitive record of the name and address of each Member, the outstanding Units and the ownership of each outstanding Unit, (B) any reference in this Agreement to the Schedule of Members shall be deemed a reference to the Schedule of Members as amended, updated or amended and restated and as in effect from time to time, and (C) Company shall be entitled to recognize the exclusive right of a Person registered on the Schedule of Members as the owner of the outstanding Units shown on the Schedule of Members for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof.

(d) Upon any change in the number or ownership of outstanding Units or a change in Members (whether upon an issuance of Units, a conversion of Units into a different number of Units, a reclassification, subdivision, combination or cancellation of Units, a Transfer of Units, a repurchase or redemption or an exchange of Units, a resignation of a Member or otherwise), in each case, in accordance with this Agreement, (i) the Schedule of Members shall automatically be deemed (notwithstanding the failure of the Officers to take the action described in clause (ii) below) to be amended or updated to reflect such change, and (ii) the Officers shall promptly amend, update or amend and restate the Schedule of Members to reflect such change, all without further act, vote, approval or consent of the Manager, Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law.

(e) No Member shall be required or, except as approved by the Manager pursuant to Section 6.01 and in accordance with the other provisions of this Agreement, permitted to loan any money or property to the Company or borrow any money or property from the Company.

SECTION 3.02 Units.

(a) Company Interest. Each Company Interest shall be represented by a “Unit”.

(b) Units.

(i) The Class A Common Units shall be Common Units issued and held solely by the Corporation and Holdings and are hereby designated as “Voting Units.” There shall be an unlimited number of Class A Common Units authorized for issuance by the Company. As of the date of this Agreement, 57,488,068 Class A Common Units are issued and outstanding.

(ii) The Class B Common Units shall be Common Units issued and held solely by Members other than the Corporation and Holdings, shall, along with shares of Class B Common Stock held in tandem with the Class B Common Units, be entitled to shares of Class A Common Stock in Share Settlement and are hereby designated as “Voting Units.” There shall be an unlimited number of Class B Common Units authorized for issuance by the Company. As of the date of this Agreement, 55,034,161 Class B Common Units are issued and outstanding.

(iii) Subject to the affirmative consent or approval of the Majority Members, the Manager is hereby expressly authorized, by resolution or resolutions thereof (as the same may be amended or amended and restated, each, a “Designation” and more than one, the “Designations”), to authorize, create and provide for one or more classes or series of Units and, with respect to each such class or series of Units, to fix the designation of such class or series of Units, the rights, powers and duties of the Members holding such class or series of Units, which rights, powers and duties, if any, of the Members holding such class or series of Units may different from those of the Members holding any or all other classes or series of Units at any time outstanding, all without further act, vote, approval or consent of the Manager, the Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law. A Designation shall constitute an amendment to and become part of this Agreement at the time provided in such Designation and shall have the effect of establishing rights, powers and duties under, or altering, amending or supplementing the terms and conditions of, this Agreement, all without further act, vote, approval or consent of the Manager, the Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law.

(c) Issuance of Additional Units. The Company, and the Manager, for, in the name of and on behalf of the Company, (i) shall issue additional Class B Common Units (and the Corporation shall issue additional shares of Class B Common Stock) as either TWMH Members Earn-Out Consideration or TIG Entities Members Earn-Out Consideration (as each term is defined in the BCA), as applicable, as provided in the BCA and (ii) may issue one or more Units at any time and from time to time, to any such Person or Persons, in consideration of such Person’s or Persons’ making of a Capital Contribution or Capital Contributions having an agreed value or agreed values and on such other terms and conditions, in each case, as the Manager shall, in its sole discretion, determine by resolution or resolutions thereof, all without further act, vote, approval or consent of the Manager, the Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law; provided, however, that in the case of the issuance of one or more Class B Common Units pursuant to the aforesaid clause (ii), the Corporation shall issue an equivalent number of shares of Class B Common Stock in consideration for such consideration permitted by applicable Law as determined by the board of directors of the Corporation.

SECTION 3.03 Maintenance of One-to-One Ratio.

(a) The Company, the Corporation, the Manager, the Members and any other any other Person that is a party to or is otherwise bound by this Agreement hereby acknowledges and agrees that it is the intention of this Article III to maintain at all times a one-to-one ratio between (i) the number of outstanding Class A Common Units and (ii) the number of outstanding shares of Economic Common Stock, disregarding, for purposes of maintaining such one-to-one ratio, (A) Unvested Corporate Shares, (B) treasury shares of the Corporation, (C) non-economic voting shares of the Corporation, such as shares of Class B Common Stock, and (D) shares of preferred stock or other debt or equity securities (including warrants, options or rights) issued by the Corporation that are convertible into or exercisable or exchangeable for shares of Economic Common Stock (except to the extent the net proceeds from such other securities, including any exercise or purchase price payable upon conversion, exercise or exchange thereof, have been contributed by the Corporation to the equity capital of the Company) (clauses (A), (B), (C) and (D), collectively, the “Disregarded Shares”). In the event the Corporation issues shares of Economic Common Stock, transfers or delivers from treasury shares of Economic Common Stock or repurchases or redeems shares of Economic Common Stock, the Company and the Corporation shall undertake all necessary actions (including payments of appropriate consideration by the Corporation to the Company for the issuance to the Corporation of additional of Class A Common Units), such that, after giving effect to all such issuances, transfers or deliveries, repurchases or redemptions, the number of outstanding Class A Common Units shall equal, on a one-for-one basis, the number of outstanding shares of Economic Common Stock, disregarding, for purposes of maintaining such one-to-one ratio, the Disregarded Shares.

(b) In the event that the Corporation shall effect a reclassification, subdivision, combination or cancellation of outstanding shares of Economic Common Stock (including a subdivision effected by the Corporation declaring and paying a dividend of shares of Economic Common Stock on outstanding shares of Economic Common Stock), then the number of outstanding Class A Common Units shall automatically be reclassified, subdivided, combined or cancelled in the same manner such that, after giving effect to such reclassification, subdivision, combination or cancellation, the number of outstanding Class A Common Units shall equal, on a one-for-one basis, the number of outstanding shares of Economic Common Stock, disregarding for such purposes, the Disregarded Shares, all without further act, vote, approval or consent of the Manager, the Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law.

(c) In the event that the Corporation shall issue additional shares of Economic Common Stock, or transfer or deliver from treasury additional shares of Economic Common Stock (including shares issued in respect of preferred stock or other debt or equity securities that are convertible into or exercised for shares of Common Stock), in each case, for cash or other consideration (other than pursuant to Article XI of this Agreement), then the Corporation shall contribute such consideration to the Company as a Capital Contribution and the Company shall issue a number of additional Class A Common Units to the Corporation that is equal to the number of shares of Economic Common Stock so issued, transferred or delivered, all without further act, vote, approval or consent of the Manager, the Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law.

(d) In the event the Corporation issues shares of preferred stock, transfers or delivers from treasury shares of preferred stock or repurchases or redeems shares of the Corporation’s preferred stock, the Company and the Corporation shall undertake all actions, if requested or directed by the Manager, such that, after giving effect to all such issuances, transfers, deliveries, repurchases or redemptions, the Corporation holds (in the case of any issuance, transfer or delivery) or ceases to hold (in the case of any repurchase or redemption) Units in the Company which (in the good faith determination by the Manager) are in the aggregate substantially equivalent in all respects to the outstanding shares of preferred stock of the Corporation so issued, transferred, delivered, repurchased or redeemed.

(e) The Company shall not undertake any subdivision (by any Class A Common Unit split, Class A Common Unit distribution, reclassification, recapitalization or similar event) or combination (by reverse Class A Common Unit split, reclassification, recapitalization or similar event) of outstanding Class A Common Units that is not accompanied by an identical reclassification, subdivision, combination or cancellation of outstanding shares of Economic Common Stock in order to maintain at all times a one-to-one ratio between (i) the number of Class A Common Units and (ii) the shares of Economic Common Stock, disregarding for such purpose, the Disregarded Shares, unless such reclassification, subdivision, combination or cancellation is necessary to maintain at all times a one-to-one ratio between the number of Class A Common Units and the shares of Economic Common Stock, disregarding for such purpose, the Disregarded Shares.

(f) Notwithstanding anything in this Agreement to the contrary, the Company, and the Manager, for, in the name of and on behalf of the Company, shall only be permitted to issue additional Units or other Equity Securities in the Company to the Persons and on the terms and conditions provided for in Section 3.02(c), this Section 3.03, Section 3.09 and Section 3.10. This Section 3.03(f) shall not restrict the Company from causing a Subsidiary of the Company to issue Equity Securities of such Subsidiary.

SECTION 3.04 Repurchase or Redemption of Shares of Economic Common Stock. If, at any time, any outstanding shares of Economic Common Stock are repurchased or redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by the Corporation for cash, then a corresponding number of Class A Common Units held by the Corporation shall automatically be redeemed for cash at an aggregate redemption price equal to the aggregate purchase or redemption price of the shares of Economic Common Stock being repurchased or redeemed by the Corporation (plus any expenses related thereto) and upon such other terms as are the same for the shares of Economic Common Stock being repurchased or redeemed by the Corporation, all without further act, vote, approval or consent of the Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or other applicable Law, and the Corporation shall surrender any certificates representing the Class A Common Units so redeemed to the Company duly endorsed in blank. Notwithstanding anything in this Agreement to the contrary, the Company shall not make any repurchase or redemption if such repurchase or redemption would violate any applicable Law or the Manager otherwise has notified the Corporation that the Company does not have funds available for such repurchase or redemption.

SECTION 3.05 Company Interests.

(a) Units shall not be certificated.

(b) Any provision to the contrary contained in this Agreement, the Certificate or any agreement to which the Company, any Member or the Manager is a party or otherwise bound notwithstanding, the Company Interests (for purposes hereof, “Company Interests” shall be deemed to be inclusive of “limited liability company interests” under the Delaware Act) issued hereunder or covered hereby and all associated rights and powers may be pledged or assigned to any lender or lenders (or an agent therefor) as collateral for the indebtedness, liabilities and obligations of the Company and/or any of its subsidiaries or affiliates to such lender or lenders, and any such pledged or assigned Company Interests and all associated rights and powers shall be subject to such lender’s or lenders’ rights under any collateral documentation governing or pertaining to such pledge or assignment. The pledge or assignment of such Company Interests shall not, except as otherwise may result due to an exercise of rights and remedies under such collateral documentation, cause a Member to cease to be a Member or to have the power to exercise any rights or powers of a Member and, except as provided in such collateral documentation, such lender or lenders shall not have any liability solely as a result of such pledge or assignment. Without limiting the generality of the foregoing, the right of such lender or lenders (or an agent therefor) to enforce and exercise their rights and remedies under such collateral documentation hereby is acknowledged by all of the Members and the Manager and any such action taken in accordance therewith shall be valid and effective for all purposes under this Agreement, and the Certificate (in each case, regardless of any restrictions or procedures otherwise herein or therein contained) and applicable law (including the Delaware Act), and any assignment, sale or other disposition of the Company Interests by such lender or lenders (or an agent therefor) pursuant to any such collateral documentation in connection with the exercise of any such lender’s or lenders’ rights and powers shall be valid and effective for all purposes, including, without limitation, under Sections 18-702 and 18-704 of the Delaware Act, this Agreement, the Certificate and other applicable law, to transfer all right, title and interest (and rights and powers) of the applicable Member to itself or themselves, any other lender or any other person or entity, including a nominee, an agent or a purchaser at a foreclosure (each an “Assignee”) in accordance with such collateral documentation and applicable law (including, without limitation, the rights and powers to participate in the management of the business and the business affairs of the Company, to replace, appoint, direct and substitute the Manager (or any other manager of the Company), to vote as a “member”, to amend and restate this Agreement, to access information and review the Company’s books and records, to compel dissolution, to share profits and losses, to receive, cause and declare distributions, and to receive allocation of income, gain, loss, deduction, credit or similar items, and all other economic, control and “member status” rights) and such Assignee shall automatically (without further requirements, including under Section 13 hereof) be a Member of the Company with all rights and powers of a Member (and, if elected, of the Manager) and as a “member” under the Delaware Act. No such assignment, sale or other disposition shall constitute an event of dissolution or withdrawal under any provision hereunder or otherwise. Further, no lender or any such Assignee shall be liable for the obligations of any Member assignor to make contributions. Each of the Manager and the Members approve all of the foregoing and the Manager and each of the Members agree that no further approval, consent, notice or other action shall be required for the exercise of any rights or remedies under such collateral documentation (except as may be expressly provided in such collateral documentation).

SECTION 3.06 Negative Capital Accounts. No Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member’s Capital Account (including upon and after dissolution of the Company).

SECTION 3.07 No Withdrawal. No Person shall be entitled to withdraw any part of such Person’s Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement.

SECTION 3.08 Loans From Members. Loans by Members to the Company shall not be considered Capital Contributions. Subject to the provisions of Section 3.01(e), the amount of any such advances shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made.

SECTION 3.09 Corporation Stock Incentive Plans.

(a) Nothing in this Agreement shall be construed or applied to preclude or restrain the Corporation from adopting, implementing, modifying or terminating any Equity Plan or from issuing Vested Corporate Shares or Unvested Corporate Shares. The Corporation may implement any Equity Plans and any actions taken under such Equity Plans (such as the grant or exercise of options to acquire shares of Class A Common Stock or the issuance of Unvested Corporate Shares), in a manner determined by the Corporation, in accordance with this Section 3.09. The Members, the Manager, the Corporation and any other Person that is a party to . or is otherwise bound by this Agreement hereby acknowledge and agree that, in the event that an Equity Plan is adopted, implemented, modified or terminated by the Corporation in a manner that is not in accordance with this Section 3.09, amendments to this Section 3.09 may become necessary or advisable and may be effected by the Manager in good faith without further act, vote, approval or consent of the Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or other applicable Law. In the event that shares of Class A Common Stock issued by the Corporation under an Equity Plan become vested pursuant to the terms thereof or any award or similar agreement relating thereto, then the number of outstanding Class A Common Units owned by the Corporation shall automatically be converted into and become that number of outstanding Class A Common Units that would result if a corresponding number of outstanding Class A Common Units were issued to the Corporation, such that the number of outstanding Class A Common Units shall equal, on a one-for-one basis, the number of outstanding shares of Class A Common Stock, disregarding for such purposes, the Disregarded Shares, all without further act, vote, approval or consent of the Manager, the Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law.

(b) For accounting and tax purposes, the Manager may cause the Company to take the following actions in connection with equity-based awards granted pursuant to an Equity Plan:

(i) in the event that the Corporation incurs any compensation expense in connection with any such award granted to an individual directly or indirectly employed by, or engaged to provide services to, the Corporation as consideration for such employment or services, then the Company may, without duplication of any reimbursement made pursuant to Section 6.06, reimburse or be deemed to reimburse the Corporation for a portion of the compensation expense equal to the amount includible in the taxable income of such individual; and

(ii) at the time any Class A Common Units are issued to the Corporation in accordance with Section 3.03 in connection with any such award granted to an individual who is directly or indirectly employed by, or engaged to provide services to, the Company or any of its Subsidiaries as consideration for such employment or services, then the Company or its applicable Subsidiary may be deemed to (A) purchase a number of shares of Class A Common Stock equal to the number of Common Units issued to the Corporation for their Fair Market Value and (B) transfer the shares of Class A Common Stock includible in such individual’s taxable income to such individual as compensation.

(c) At the time any Class A Common Units are issued to the Corporation in accordance with Section 3.03 in connection with equity-based awards granted pursuant to an Equity Plan, the Corporation shall be deemed to have made a Capital Contribution in exchange for such Class A Common Units in an amount equal to (i) the number of Class A Common Units issued multiplied by (ii) the Fair Market Value of a share of Class A Common Stock on the date upon which the event triggering the issuance of such Class A Common Units occurred; provided that, where applicable, the Company shall be deemed to have contributed such amount to the capital of the Subsidiary that is the recipient of the award holder’s employment or services.

SECTION 3.10 Dividend Reinvestment Plan, Cash Option Purchase Plan, Equity Plan, Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article III, all amounts received or deemed received by the Corporation in respect of any dividend reinvestment plan, cash option purchase plan, Equity Plan, stock incentive or other stock or subscription plan or agreement (other than any amounts received in order to satisfy any tax obligations), either (a) shall be utilized by the Corporation to effect open market purchases of shares of Class A Common Stock, or (b) if the Corporation elects instead to issue new shares of Class A Common Stock with respect to such amounts, shall be contributed by the Corporation to the Company in exchange for additional Class A Common Units. Upon such contribution, the Company will issue to the Corporation a number of Class A Common Units equal to the number of new shares of Class A Common Stock so issued.

ARTICLE IV.

DISTRIBUTIONS

SECTION 4.01 Distributions.

(a) Distributions Generally. Except as otherwise provided in Section 14.02, Distributions shall be made to the Members as set forth in this Section 4.01. Notwithstanding . anything in this Agreement to the contrary, the Company shall not make any Distribution to any Member on account of any Company Interest if such Distribution would violate any applicable Law.

(b) Distributions to the Members. Subject to Section 4.01(e), Section 4.01(f), Section 4.01(g), Section 4.01(h) and Section 4.01(i), at such times and in such amounts as the Manager, in its sole discretion, shall determine, Distributions in cash shall be made to the Members holding Class A Common Units and Class B Common Units, in proportion to their respective Percentage Interests.

(c) Distributions to the Corporation. Notwithstanding the provisions of Section 4.01(b), the Manager, in its sole discretion, may authorize that (i) cash be paid to the Corporation (which payment shall be made without pro rata Distributions to the other Members, including, without limitation, any other Member holding Class A Common Units) in exchange for the redemption, repurchase or other acquisition of shares of Economic Common Stock in accordance with Section 3.04 to the extent that such cash payment is used to redeem, repurchase or otherwise acquire an equal number of Class A Common Units held by the Corporation and (ii) to the extent that the Manager determines that expenses or other obligations of the Corporation are related to its role as the Manager or the business and affairs of the Corporation that are conducted through the Company or any of the Company’s direct or indirect Subsidiaries, cash (and, for the avoidance of doubt, only cash) Distributions may be made to the Corporation (which Distributions shall be made without pro rata Distributions to the other Members, including, without limitation, any other Member holding Class A Common Units) in amounts required for the Corporation to pay (A) operating, administrative and other similar costs incurred by the Corporation, including payments in respect of indebtedness of the Company and preferred stock, to the extent the proceeds are used or will be used by the Corporation to pay expenses or other obligations described in this clause (ii) (in either case only to the extent economically equivalent indebtedness of the Company or Equity Securities of the Company were not issued to the Corporation), payments representing interest with respect to payments not made when due under the terms of the Tax Receivable Agreement and payments pursuant to any legal, tax, accounting and other professional fees and expenses (but, for the avoidance of doubt, excluding any tax liabilities of the Corporation), (B) any judgments, settlements, penalties, fines or other costs and expenses in respect of any claims against, or any litigation or proceedings involving, the Corporation, (C) fees and expenses (including any underwriters discounts and commissions) related to any securities offering, investment or acquisition transaction (whether or not successful) authorized by the board of directors of the Corporation and (D) other fees and expenses in connection with the maintenance of the existence of the Corporation (including any costs or expenses associated with being a public company listed on a national securities exchange). For the avoidance of doubt, Distributions made under this Section 4.01(c) may not be used to pay or facilitate dividends or distributions on the Common Stock and must be used solely for one of the express purposes set forth under clause (i) or (ii) of the immediately preceding sentence. Solely for purposes of giving effect to this Section 4.01(c), the Corporation shall constitute a separate class or group of members of the Company pursuant to Section 18-302(a) of the Delaware Act.

(d) Distributions in Kind. Any Distributions in kind shall be made at such times and in such amounts as the Manager, in its sole discretion, shall determine based on their Fair Market Value as determined by the Manager in the same proportions as if distributed in accordance with Section 4.01(b), with all Members participating in proportion to their respective Percentage Interests.

(e) Tax Distributions.

(i) Notwithstanding any other provision of this Section 4.01(e) to the contrary, to the fullest extent permitted by applicable Law and consistent with the Company’s obligations to its creditors as reasonably determined by the Manager, the Company shall make Distributions in cash by wire transfer of immediately available funds pursuant to this Section 4.01(e)(i) to the Members with respect to their Units in proportion to their respective Percentage Interests at least two Business Days prior to the date on which any U.S. federal estimated tax payments are due for corporations or individuals (whichever is earlier), in an amount that in the Manager’s discretion allows each Member to satisfy its tax liability with respect to its Units, up to such Member’s Tax Distribution Amount, if any; provided that the Manager shall have no liability to any Member in connection with any underpayment of estimated taxes, so long as Distributions in cash are made in accordance with this Section 4.01(e)(i) and the Tax Distribution Amounts are determined as provided in paragraph (i) of the definition of Tax Distribution Amount.

(ii) If, on the date of a Tax Distribution, there are insufficient funds on hand to distribute to the Members the full amount of the Tax Distributions to which such Members are otherwise entitled, Distributions pursuant to this Section 4.01(e) shall, to the fullest extent permitted by applicable Law and consistent with the Company’s obligations to creditors, be made to the Members to the extent of available funds in accordance with their Percentage Interests and the Company shall make future Tax Distributions as soon as funds become available sufficient to pay the remaining portion of the Tax Distributions to which such Members are otherwise entitled.

(iii) On any date that the Company makes a Distribution to the Members with respect to their Units under a provision of Section 4.01 other than this Section 4.01(e), if the Tax Distribution Amount is greater than zero, the Company shall designate all or a portion of such Distribution as a Tax Distribution with respect to a Member’s Units to the extent of the Tax Distribution Amount with respect to such Member’s Units as of such date (but not to exceed the amount of such Distribution). For the avoidance of doubt, such designation shall be performed with respect to all Members with respect to which there is a Tax Distribution Amount as of such date.

(iv) Notwithstanding any other provision of this Section 4.01 to the contrary, if the Tax Distribution Amount for such Fiscal Year is greater than zero, to the fullest extent permitted by applicable Law and consistent with the Company’s obligations to its creditors as reasonably determined by the Manager, the Company shall make additional Distributions in cash under this Section 4.01(e)(iv) in an amount that in the Manager’s discretion allows each Member to satisfy its tax liability with respect to the Units, up to such Tax Distribution Amount for such Fiscal Year as soon as reasonably practicable after the end of such Fiscal Year (or as soon as reasonably practicable after any event that subsequently adjusts the taxable income of such Fiscal Year).

(v) Under no circumstances shall Tax Distributions reduce the amount otherwise distributable to any Member pursuant to this Section 4.01 (other than this Section 4.01(e)) after taking into account the effect of Tax Distributions on the amount of cash or other assets available for Distribution by the Company.

(f) Accrued TIG Incentive Income. To the fullest extent permitted by applicable Law and consistent with the Company’s obligations to its creditors as reasonably determined by the Manager, the Company shall make Distributions in cash by wire transfer of immediately available funds pursuant to this Section 4.01(f) to the Former TIG Members holding Class B Common Units (which Members shall constitute a separate class or group of members of the Company pursuant to Section 18-302(a) of the Delaware Act solely for purposes of this Section 4.01(f)) with respect to the Class B Common Units held by such Former TIG Members and in proportion to the aggregate number of Class B Common Units held by such Former TIG Members, not more than thirty (30) days after the Company’s receipt of TIG Incentive Income, the TIG Incentive Income Amount.

(g) TIG Fee Income. To the fullest extent permitted by applicable Law and consistent with the Company’s obligations to its creditors as reasonably determined by the Manager, the Company shall make Distributions in cash by wire transfer of immediately available funds pursuant to this Section 4.01(g) to the Former TIG Members holding Class B Common Units (which Members shall constitute a separate class or group of members of the Company pursuant to Section 18-302(a) of the Delaware Act solely for purposes of this Section 4.01(f)) with respect to the Class B Common Units held by such Former TIG Members and in proportion to the aggregate number of Class B Common Units held by such Former TIG Members, not more than thirty (30) days after the Company’s receipt of TIG Fee Income, the TIG Fee Income Amount.

(h) TWMH Fee Income. To the fullest extent permitted by applicable Law and consistent with the Company’s obligations to its creditors as reasonably determined by the Manager, the Company shall make Distributions in cash by wire transfer of immediately available funds pursuant to this Section 4.01(h) to the Former TWMH Members holding Class B Common Units (which Members shall constitute a separate class or group of members of the Company pursuant to Section 18-302(a) of the Delaware Act solely for purposes of this Section 4.01(f)) with respect to the Class B Common Units held by such Former TWMH Members and in proportion to the aggregate number of Class B Common Units held by such Former TWMH Members, not more than thirty (30) days after the Company’s receipt of TWMH Fee Income, the TWMH Fee Income Amount.

(i) Certain Tax Receivable Agreement Expenses. Capitalized terms used in this Section 4.1(i) without definition have the meanings set forth in the Tax Receivable Agreement.

(i) With respect to any costs or expenses incurred pursuant to Section 7.11 of the Tax Receivable Agreement by the Sellers and the Corporation that are attributable to the general administration of the Tax Receivable Agreement, but are not specifically attributable to an Exchange, the Manager shall be, and hereby is, authorized and empowered to make payments of such amounts and deduct such paid amounts from the aggregate Distributions otherwise distributable to the Members holding Class B Common Units and the Members holding Class A Common Units, (x) eighty-five percent (85%) of which such amounts shall be deducted from the aggregate Distributions otherwise distributable to the Members holding Class B Common Units (which amounts so deducted shall be treated as a Distribution to the then Members holding Class B Common Units, pro rata based on the then aggregate number of Class B Common Units owned of record by such Members), and (y) fifteen percent (15%) of which such amounts shall be deducted from the aggregate Distributions otherwise distributable to the Members holding Class A Common Units (which amount so deducted shall be treated as a Distribution to the then Members holding Class A Common Units, , pro rata based on the then aggregate number of Class A Common Units owned of record by such Members), in each case, all without any further act, vote, approval, or consent of any Member or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or other applicable Law.

(ii) With respect to any costs or expenses incurred with respect to an Exchange pursuant to Section 7.11 of the Tax Receivable Agreement by (x) the Sellers that are attributable to an Exchange that occurs on a Designated Exchange Date (but not costs and expenses attributable to an Exchange that occurs other than on a Designated Exchange Date), then the Manager shall be, and hereby is, authorized and empowered to make payments of such amounts and deduct such paid amounts from the aggregate Distributions otherwise distributable to all of the Members holding Class B Common Units (which amounts so deducted shall be treated as a Distribution to the then Members holding Class B Common Units, pro rata based on the then aggregate number of Class B Common Units owned of record by such Members), (y) the Sellers that are attributable to an Exchange that occurs other than on a Designated Exchange Date, then the Manager shall be, and hereby is authorized and empowered to make payments of such amounts and deduct such paid amounts from the aggregate Distributions otherwise distributable to such Sellers as Members holding Class B Common Units participating in such Exchange (which amounts so deducted shall be treated as a Distribution to such Sellers as Members holding Class B Common Units, pro rata based on the then aggregate number of Class B Common Units owned of record by such Members), and (z) by the Members holding Class A Common Units that are attributable to an Exchange (regardless of whether such Exchange occurs on a Designated Exchange Date), then the Manager shall be, and hereby is, authorized and empowered to make payments of such amounts and deduct such paid amounts from the aggregate Distributions otherwise distributable to all of the Members holding Class A Common Units (which amounts so deducted shall be treated as a Distribution to the then Members holding Class A Common Units, pro rata based on the aggregate number of Class A Common Units owned of record by such Members), in each case, all without any further act, vote, approval or consent of any Member or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or other applicable Law.

ARTICLE V.

CAPITAL ACCOUNTS; ALLOCATIONS; TAX MATTERS

SECTION 5.01 Capital Accounts.

(a) Maintenance of Capital Accounts. The Company shall maintain a Capital Account for each Member on the books and records of the Company in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv) and, to the extent consistent with such provisions, the following provisions:

(i) Each Member listed on the Schedule of Members shall be credited with the Business Combination Date Capital Account Balance set forth on the books and records of the Company. The Officers shall amend, update or amend and restate the books and records of the Company after the closing of the Business Combination and from time to time to reflect adjustments to the Members’ Capital Accounts made in accordance with Sections 5.01(a)(ii), 5.01(a)(iii), 5.01(a)(iv), 5.01(c) or otherwise, all without further act, vote, approval or consent of the Manager, Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law.

(ii) To each Member’s Capital Account there shall be credited: (A) such Member’s Capital Contributions, (B) such Member’s distributive share of Net Income and any item in the nature of income or gain that is allocated pursuant to Section 5.02 and (C) the amount of any Company liabilities assumed by such Member or that are secured by any property distributed to such Member.

(iii) To each Member’s Capital Account there shall be debited: (A) the amount of money and the Book Value of any property distributed to such Member pursuant to any provision of this Agreement, (B) such Member’s distributive share of Net Loss and any items in the nature of expenses or losses that are allocated to such Member pursuant to Section 5.02 and (C) the amount of any liabilities of such Member assumed by the Company or that are secured by any property contributed by such Member to the Company.

(iv) In determining the amount of any liability for purposes of subparagraphs (ii) and (iii) above there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and the Treasury Regulations.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulations. In the event that the Manager shall reasonably determine that it is prudent to modify the manner in which the Capital Accounts or any debits or credits thereto are maintained (including debits or credits relating to liabilities that are secured by contributed or distributed property or that are assumed by the Company or the Members), the Manager may make such modification so long as such modification will not have any effect on the amounts distributed to any Person pursuant to Article XIV upon the dissolution of the Company. The Manager also shall (i) make any adjustments that are necessary or appropriate to maintain equality between Capital Accounts of the Members and the amount of capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

(b) Succession to Capital Accounts. In the event any Person becomes a Substituted Member in accordance with the provisions of this Agreement, such Substituted Member shall succeed to the Capital Account of the former Member to the extent such Capital Account relates to the Units transferred.

(c) Adjustments of Capital Accounts. The Company shall revalue the Capital Accounts of the Members in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f) (a “Revaluation”) at the following times: (i) immediately prior to the contribution of more than a de minimis amount of money or other property to the Company by a new or existing Member as consideration for one or more Units; (ii) the Distribution by the Company to a Member of more than a de minimis amount of property in respect of one or more Units; (iii) the issuance by the Company of more than a de minimis amount of Units as consideration for the provision of services to or for the benefit of the Company (as described in Treasury Regulations Section 1.704-1(b)(2)(iv)(f)(5)(iii)); and (iv) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (i), (ii) and (iii) above shall be made only if the Manager reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interest of the Members.

(d) No Member shall be entitled to withdraw capital or receive Distributions except as specifically provided in this Agreement. Except as expressly provided elsewhere in this Agreement, no interest shall be paid on the balance in any Member’s Capital Account.

(e) Whenever it is necessary for purposes of this Agreement to determine a Member’s Capital Account on a per Unit basis, such amount shall be determined by dividing the Capital Account of such Member attributable to the applicable class of Units held of record by such Member by the number of Units of such class held of record by such Member.

SECTION 5.02 Allocations. Except as otherwise provided in this Agreement, and after giving effect to the special allocations set forth in Sections 5.03 and 5.04, Net Income and Net Loss (and, to the extent necessary, individual items of income, gain, loss, deduction or credit) of the Company shall be allocated among the Capital Accounts of the Members pro rata in accordance with their respective Percentage Interests. Notwithstanding the foregoing, the Manager shall make such adjustments to Capital Accounts as it determines in its sole discretion to be appropriate to ensure allocations are made in accordance with a Member’s interest in the Company.

SECTION 5.03 Special Allocations.

(a) The following special allocations shall be made in the following order:

(i) Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(f), notwithstanding any other provision of this Article V, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the immediately preceding sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(f)(6) and 1.704-2(j)(2). This Section 5.03(a)(i) is intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii) Member Nonrecourse Debt Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(i)(4), notwithstanding any other provision of this Article V, if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each

Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 5.03(a)(ii) is intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(iii) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or Distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or Section 1.704-1(b)(2)(ii)(d)(6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of the Member as promptly as possible; provided that an allocation pursuant to this Section 5.03(a)(iii) shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article V have been tentatively made as if this Section 5.03(a)(iii) were not in the Agreement.

(iv) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Members in a manner determined by the Manager consistent with Treasury Regulations Sections 1.704-2(b) and 1.704-2(c).

(v) Member Nonrecourse Deductions. Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Sections 1.704-2(i)(1) and 1.704-2(j)(1).

(vi) Section 754 Adjustments. (A) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Sections 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a Distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of such asset) or loss (if the adjustment decreases the basis of such asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income and Net Loss, and further (B) to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Sections 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a Distribution to a Member in complete liquidation of such Member’s interest in the Company, the amount of such adjustment to

Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to such Members in accordance with their interests in the Company in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such Distribution was made in the event Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

(vii) Certain Incentive Income and Fee Income. Items of income, gain, loss and deduction corresponding to the TIG Incentive Income Amount, the TIG Fee Income Amount and the TWMH Fee Income Amount shall be allocated to the Members receiving the respective distributions related to such amounts pursuant to Sections 4.01(f), 4.01(g) and 4.01(h).

(b) Curative Allocations. The allocations set forth in Section 5.03(a)(i) through Section 5.03(a)(vi) and Section 5.03(c) (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss, or deduction pursuant to this Section 5.03(b). Therefore, notwithstanding any other provision of this Article V (other than the Regulatory Allocations), the Manager shall make such offsetting special allocations of Company income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Section 5.02.

(c) Loss Limitation. Net Loss (or individual items of loss or deduction) allocated pursuant to Sections 5.02 and 5.03 hereof shall not exceed the maximum amount of Net Loss (or individual items of loss or deduction) that can be allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Net Loss (or individual items of loss or deduction) pursuant to Sections 5.02 and 5.03 hereof, the limitation set forth in this Section 5.03(c) shall be applied on a Member by Member basis and Net Loss (or individual items of loss or deduction) not allocable to any Member as a result of such limitation shall be allocated to the other Members in accordance with the positive balances in such Member’s Capital Accounts so as to allocate the maximum permissible Net Loss to each Member under Treasury Regulations Section 1.704-1(b)(2)(ii)(d). Any reallocation of Net Loss pursuant to this Section 5.03(c) shall be subject to chargeback pursuant to the curative allocation provision of Section 5.03(b).

SECTION 5.04 Other Allocation Rules.

(a) Interim Allocations Due to Percentage Adjustment. If a Percentage Interest is the subject of a Transfer or the Members’ Company Interest changes pursuant to the terms of the Agreement during any Fiscal Year, the amount of Net Income and Net Loss (or items thereof) to be allocated to the Members for such entire Fiscal Year shall be allocated to the portion of such Fiscal Year which precedes the date of such Transfer or change (and if there shall have been a prior Transfer or change in such Fiscal Year, which commences on the date of such prior Transfer or change) and to the portion of such Fiscal Year which occurs on and after the date of such Transfer or change (and if there shall be a subsequent Transfer or change in such Fiscal Year, which precedes the date of such subsequent Transfer or change), in accordance with a pro rata allocation unless the Manager elects to use an interim closing of the books, and the amounts of the items so allocated to each such portion shall be credited or charged to the Members in accordance with Sections 5.02 and 5.03 as in effect during each such portion of the Fiscal Year in question. Such allocation shall be in accordance with Section 706 of the Code and the regulations thereunder and made without regard to the date, amount or receipt of any Distributions that may have been made with respect to the transferred Percentage Interest to the extent consistent with Section 706 of the Code and the regulations thereunder. As of the date of such Transfer, the Transferee shall succeed to the Capital Account of the Transferor with respect to the transferred Units.

(b) Tax Allocations; Code Section 704(c). For U.S. federal, state and local income tax purposes, items of income, gain, loss, deduction and credit shall be allocated to the Members in accordance with the allocations of the corresponding items for Capital Account purposes under Sections 5.02 and 5.03, except that in accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company and with respect to reverse Code Section 704(c) allocations described in Treasury Regulations 1.704-3(a)(6) shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for U.S. federal income tax purposes and its initial Book Value or its Book Value determined pursuant to Treasury Regulation 1.704-1(b)(2)(iv)(f) (computed in accordance with the definition of Book Value) using the traditional allocation method under Treasury Regulation 1.704-3(b) (unless the Manager receives the prior written consent of the Members holding a majority of the Class B Common Units to use a different method permitted in Treasury Regulation Section 1.704-3(c), including, without limitation, the traditional method with curative allocation to be made only upon a sale or other distribution of Company property). Any elections or other decisions relating to such allocations shall be made by the Manager in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 5.04(b), Section 704(c) of the Code (and the principles thereof), and Treasury Regulation 1.704-1(b)(4)(i) are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Net Income, Net Loss, other items, or Distributions pursuant to any provision of this Agreement.

(c) Modification of Allocations. The allocations set forth in Sections 5.02, 5.03 and 5.04 are intended to comply with certain requirements of the Treasury Regulations. Notwithstanding the other provisions of this Article V, the Manager shall be authorized to make, in its reasonable discretion, appropriate amendments to the allocations of Net Income and Net Loss (and to individual items of income, gain, loss, deduction and credit) pursuant to this Agreement (i) in order to comply with Section 704 of the Code or applicable Treasury Regulations, (ii) to allocate properly Net Income and Net Loss (and individual items of income, gain, loss, deduction and credit) to those Members that bear the economic burden or benefit associated therewith and (iii) to cause the Members to achieve the objectives underlying this Agreement as reasonably determined by the Manager.

(d) Pass-Thru Tax Allocations. The Company may specially allocate the amount of any Pass-Thru Tax imposed on the Company, among the Members in an equitable manner as determined by the Company in its sole discretion taking into account the status of each Member as appropriate.

SECTION 5.05 Withholding.

(a) Tax Withholding.

(i) If requested by the Manager, each Member shall, if able to do so, deliver to the Manager: (A) an affidavit in form satisfactory to the Company that the applicable Member (or its partners or members, as the case may be) is not subject to withholding under the provisions of any applicable Law; (B) any certificate that the Company may reasonably request with respect to any such Laws; or (C) any other form or instrument reasonably requested by the Company relating to any Member’s status under such Law. In the event that a Member fails or is unable to deliver to the Company an affidavit described in subclause (A) of this clause (i), the Company may withhold amounts from such Member in accordance with Section 5.05(b).

(ii) After receipt of a written request of any Member, the Manager shall provide such information to such Member and take such other lawful action as may be reasonably necessary to assist such Member in making any necessary filings, applications or elections to obtain any available exemption from, or any available refund of, any withholding imposed by any foreign taxing authority with respect to amounts distributable or items of income allocable to such Member hereunder to the extent not adverse to the Company or any other Member. In addition, the Manager shall, at the request of any Member, make or cause to be made (or cause the Company to make) any such filings, applications or elections; provided that any such requesting Member shall cooperate with the Company, with respect to any such filing, application or election to the extent reasonably determined by the Manager and that any filing fees, taxes or other out-of-pocket expenses reasonably incurred and related thereto shall be paid and borne by such requesting Member or, if there is more than one requesting Member, by such requesting Members in accordance with their relative Percentage Interests.

(b) Withholding Advances. To the extent the Company is required by applicable Law to withhold or to make tax payments on behalf of or with respect to any Member (e.g., backup withholding) (“Withholding Advances”), the Company may withhold such amounts and make such tax payments as so required.

(c) Repayment of Withholding Advances. All Withholding Advances made on behalf of a Member, plus interest thereon at a rate equal to the Base Rate as of the date of such Withholding Advances plus two percent (2.0%) per annum, shall (i) be paid on demand by the Member on whose behalf such Withholding Advances were made (it being understood that no such payment shall increase such Member’s Capital Account), or (ii) with the consent of the Manager and the affected Member be repaid by reducing the amount of the current or next succeeding Distribution or Distributions that would otherwise have been made to such Member or, if such Distributions are not sufficient for that purpose, by so reducing the proceeds of liquidation otherwise payable to such Member. Whenever repayment of a Withholding Advance by a Member is made as described in clause (ii) of this Section 5.05(c), for all other purposes of this Agreement such Member shall be treated as having received all Distributions (whether before or upon any dissolution or liquidation of the Company) unreduced by the amount of such Withholding Advance and interest thereon.

(d) Withholding Advances — Reimbursement of Liabilities. Each Member hereby agrees to reimburse the Company for any liability with respect to Withholding Advances (including interest thereon) required or made on behalf of or with respect to such Member (including penalties imposed with respect thereto).

ARTICLE VI.

MANAGEMENT

SECTION 6.01 Authority of Manager.

(a) Except for situations in which the approval of any Member(s) is specifically required by the Delaware Act or this Agreement, (i) the business and affairs of the Company shall be managed exclusively by or under the direction of the Manager, and (ii) the Manager shall conduct, direct and exercise full control over all activities of the Company. Except as otherwise expressly provided for in this Agreement, the Members hereby consent to the exercise by the Manager of all such powers and rights conferred by the Delaware Act with respect to the management and control of the Company. The initial Manager shall be the Corporation.

(b) The Manager shall have the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, reorganization or other combination of the Company with or into another entity, all without further act, vote, approval or consent of the Members or any other Person notwithstanding anything in this Agreement to the contrary or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law; provided, that, for the avoidance of doubt, nothing herein shall alter in any respect any rights under the Corporation’s organizational documents or applicable Law of a stockholder or stockholders of the Corporation to approve such sale, lease, exchange or other disposition or a Member, in its capacity as a holder of shares of the Corporation, to vote such shares in connection therewith.

SECTION 6.02 Actions of the Manager. The Manager may authorize any Officer or other Person or Persons to act on behalf of the Company pursuant to Section 6.07.

SECTION 6.03 Resignation; Removal. The Manager may resign at any time by giving written notice to the Members. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Members, and the acceptance of the resignation shall not be necessary to make it effective. The Manager may be removed at any time by the Corporation.

SECTION 6.04 Vacancies. Vacancies in the position of Manager occurring for any reason shall be filled by the Corporation.

SECTION 6.05 Transactions Between Company and Manager. The Manager may cause the Company to contract and deal with the Manager, or any Affiliate of the Manager; provided such contracts and dealings are on terms comparable to those available to the Company from others dealing with the Company at arm’s length or are approved by the Majority Members.

SECTION 6.06 Reimbursement for Expenses. The Manager shall not be compensated for its services as Manager except as expressly provided in this Agreement. To the extent practicable, expenses incurred by the Manager on behalf of or for the benefit of the Company shall be billed directly to and paid by the Company and, if and to the extent any reimbursements to the Manager or any of its Affiliates by the Company pursuant to this Section 6.06 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Company), such amounts shall be treated as “guaranteed payments” within the meaning of Section 707(c) of the Code and shall not be treated as Distributions for purposes of computing the Members’ Capital Accounts.

SECTION 6.07 Delegation of Authority.

(a) The Manager may, from time to time, delegate to one or more Officers or other Persons such authority and duties as the Manager may deem advisable. The salaries or other compensation, if any, of agents of the Company (other than the Officers) shall be fixed from time to time by the Manager, subject to the other provisions in this Agreement.

(b) The day-to-day business and operations of the Company shall be overseen and implemented, subject to the supervision and direction of the Manager, by officers of the Company having such titles (including “chief executive officer,” “president,” “chief financial officer,” “chief operating officer,” “vice president,” “secretary,” “assistant secretary,” “treasurer” or assistant treasurer”) as the Manager may deem advisable (each, an “Officer” and collectively, the “Officers”). Each Officer shall be appointed by the Manager and shall hold office until his or her successor shall be duly designated and qualified or until his or her death or until he or she shall resign or shall have been removed by the Manager. Any one individual may hold more than one office. Subject to the other provisions in this Agreement, the salaries or other compensation, if any, of the Officers shall be fixed from time to time by the Manager. The authority and responsibility of the Officers shall include, but not be limited to, such duties as the Manager may, from time to time, delegate to them and the carrying out of the Company’s business and affairs on a day-to-day basis. Effective as of the Effective Date, the Manager hereby removes the existing Officers from their respective offices and hereby appoints each of the individuals listed on Exhibit B to the office or offices set forth next to his or her name. Following the date hereof, the Manager may remove, replace or change any such Officers listed on Exhibit B in accordance with Section 6.07(b) (and Exhibit B need not be amended to reflect any such removal, replacement or change with respect to the Officers of the Company).

SECTION 6.08 Duties; Limitation of Liability.

(a) Notwithstanding anything in this Agreement to the contrary, the Manager and each Officer shall have the fiduciary duties of loyalty and care the same as a director and an officer, respectively, of a corporation organized under the General Corporation Law of the State of Delaware.

(b) Notwithstanding anything in this Agreement to the contrary, the Manager and each Officer shall be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented by any Member, any liquidating trustee, any Officer or any employee of the Company or any committee of the Company or the Members, or by any other Persons as to matters the Manager or such Officer reasonably believes are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Company or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which Distributions to Members or payments to creditors might properly be made.

(c) Notwithstanding anything in this Agreement to the contrary, the Manager shall, to the fullest extent permitted by applicable Law, not be liable to the Company, the Members, the Officers or any other Person that is a party to or is otherwise bound by this Agreement, for monetary liability for breach of fiduciary duty as a manager of the Company, except that the foregoing shall not eliminate or limit the liability of the Manager for any (i) breach of the Manager’s duty of loyalty to the Company and its Members, (ii) act or omission not in good faith or which involves intentional misconduct or knowing violation of Law or (iii) transaction from which the Manager derived an improper personal benefit.

(d) The provisions of this Section 6.08, to the extent that they eliminate or restrict (i) the duties and liabilities of the Manager otherwise existing at Law or in equity, are agreed by the Company, the Members, the Manager and any other Person that is a party to or is otherwise bound by this Agreement to replace such other duties and liabilities of the Manager to the fullest extent permitted by applicable Law and (ii) the duties of each Officer otherwise existing at law or in equity, are agreed by the Company, the Members, the Manager and any other Person that is a party to or is otherwise bound by this Agreement to replace such other duties of such Officer to the fullest extent permitted by applicable Law.

SECTION 6.09 Indemnification.

(a) The Company shall indemnify and hold harmless, to the fullest extent permitted by applicable Law, any Member, the Manager and each Officer (each, an “Indemnified Person”) to the extent that such Indemnified Person was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that such Indemnified Person is or was a Member, the Manager or an Officer, as applicable, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnified Person. Notwithstanding the preceding sentence, except as otherwise provided in this Section 6.09, the Company shall be required to indemnify an Indemnified Person who is an Officer in connection with a proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such proceeding (or part thereof) by such Indemnified Person was authorized in the specific case by the Manager.

(b) The Company shall, to the fullest extent permitted by applicable Law, pay the expenses (including reasonable attorneys’ fees) incurred by an Indemnified Person in defending any proceeding in advance of its final disposition; provided, however, that such payment in advance of the final disposition of any proceeding shall be made to such Indemnified Person that is an Officer only upon receipt of receipt of an undertaking by such Indemnified Person to repay all amounts advanced if it should be ultimately determined that such Indemnified Person is not entitled to be indemnified under this Section 6.09 or otherwise.

(c) If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Section 6.09 is not paid in full within 30 days after a written claim therefor by an Indemnified Person has been received by the Company, such Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense (including reasonable attorneys’ fees) of prosecuting such claim. In any such action, the Company shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under this Agreement or applicable Law.

(d) The right to indemnification and the advancement of expenses conferred by this Section 6.09 shall, to the fullest extent permitted by applicable Law, not be exclusive of any other right which any Indemnified Person may have or hereafter acquire under any statute, agreement, bylaw, action by the Manager or otherwise.

(e) Any amendment or modification of this Section 6.09 shall not adversely affect any right or protection hereunder of any Indemnified Person in respect of any act or omission occurring prior to the time of such amendment or modification.

(f) The Company shall maintain directors’ and officers’ liability insurance, or make other financial arrangements, at its expense, to protect any Indemnified Person against any expense, liability or loss described in Section 6.09(a) and Section 6.09(b) whether or not the Company would have the power to indemnify or advance expenses to such Indemnified Person against such expense, liability or loss under the provisions of this Section 6.09. The Company shall use its commercially reasonable efforts to purchase directors’ and officers’ liability insurance with a carrier and in an amount determined necessary or desirable as determined in good faith by the Manager.

(g) Notwithstanding anything in this Agreement to the contrary (including in this Section 6.09), the Company agrees that any indemnification and advancement of expenses available from the Corporation or any of its Affiliates (other than the Company and any of the Company’s Subsidiaries) to any current or former Indemnified Person by virtue of such Person’s service as a manager, member, director, officer, partner, employee or agent of the Corporation or any of its Affiliates (other than the Company and any of the Company’s Subsidiaries) from and after the Effective Date (any such Person, a “D&O Indemnitee”) shall be secondary to the indemnification and advancement of expenses to be provided by the Company pursuant to this Section 6.09, which shall be provided out of and to the extent of Company assets only, and no Member (unless such Member otherwise agrees in writing or is found in a final decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof nor shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company and the Company (i) shall be the primary indemnitor of first resort for such D&O Indemnitee pursuant to this Section 6.09 and (ii) shall be fully responsible for the advancement of all expenses and the payment of all amounts or liabilities with respect to such D&O Indemnitee which are addressed by this Section 6.09.

SECTION 6.10 Investment Company Act. The Manager shall use its reasonable best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act.

SECTION 6.11 Outside Activities of the Manager. The Manager shall not, directly or indirectly, enter into or conduct any business or operations, other than in connection with (a) in its capacity as a Member, the ownership, acquisition and disposition of Class A Common Units, (b) the management of the business and affairs of the Company and its Subsidiaries, (c) the operation of the Corporation as a reporting company with a class (or classes) of securities registered under Section 12 of the Exchange Act, and listed on a securities exchange, (d) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (e) financing or refinancing of any type related to the Company, its Subsidiaries or their assets or activities, (f) the ownership, acquisition and disposition of limited liability company interests in Holdings, acting as a member of Holdings and the management of the business and affairs of Holdings, and (g) such activities as are incidental to the foregoing; provided, however, that, except as otherwise provided herein, the net proceeds of any financing or refinancing raised by the Corporation pursuant to the preceding clauses (d) and (e) shall be made available to the Company, whether as Capital Contributions, loans or otherwise, as appropriate, and, provided further, that the Corporation may, in its sole and absolute discretion, from time to time hold or acquire assets in its own name or otherwise other than through the Company and its Subsidiaries so long as the Corporation takes commercially reasonable measures to ensure that the economic benefits and burdens of such assets are otherwise vested in the Company or its Subsidiaries, through assignment, mortgage, loan or otherwise or, if it is not commercially reasonable to vest such economic interests in the Company or any of its Subsidiaries, the Members shall negotiate in good faith to amend this Agreement to reflect such activities and the direct ownership of assets by the Corporation. Nothing contained herein shall be deemed to prohibit the Corporation from executing any guarantee of indebtedness of the Company or its Subsidiaries.

ARTICLE VII.

RIGHTS AND OBLIGATIONS OF MEMBERS

SECTION 7.01 Limitation of Liability and Duties of Members.

(a) Except as expressly provided in this Agreement or in the Delaware Act, no Member (including the Member that is also the Manager) shall be personally liable, whether to the Company, to any of the other Members, to the creditors of the Company or to any third party, for any debt, obligation or liability of the Company, whether arising in contract, tort or otherwise, solely by reason of being a Member. Notwithstanding anything in this Agreement to the contrary, the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Delaware Act shall, to the fullest extent permitted by applicable Law, not be grounds for imposing personal liability on the Members for any debts, obligations or liabilities of the Company.

(b) In accordance with the Delaware Act and the Laws of the State of Delaware, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member. It is the intent of the Members that no Distribution to any Member pursuant to Article IV shall be deemed a return of money or other property paid or distributed in violation of the Delaware Act or any other Law of the State of Delaware. To the fullest extent permitted by applicable Law, any Member receiving any such money or property shall not be required to return any such money or property to the Company or any other Person, unless such Distribution was made by the Company to its Members in clerical error. However, if any court of competent jurisdiction holds that, notwithstanding anything in this Agreement to the contrary, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.

(c) Notwithstanding anything in this Agreement to the contrary, no Member shall, to the fullest extent permitted by applicable Law, owe any duties (including fiduciary duties) to the Company, any other Member or any other Person that is a party to or is otherwise bound by this Agreement, other than or with respect to breaches of the implied covenant of good faith and fair dealing. The provisions of this Section 7.01(c), to the extent that they eliminate or restrict the duties of a Member otherwise existing at law or in equity, are agreed by the Company, the Members, the Manager and any other Person that is a party to or is otherwise bound by this Agreement to replace such other duties of a Member to the fullest extent permitted by applicable Law; provided, that, for the avoidance of doubt, this Section 7.01(c) shall not limit the duties (including fiduciary duties) of the Corporation (or any other Person serving as Manager), in the Corporation’s (or such other Person’s) capacity as Manager, to the Company or any Member even though the Manager is also a Member.

SECTION 7.02 Lack of Authority. No Member in its capacity as such has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditure on behalf of the Company. The Members hereby consent to the exercise by the Manager, the Officers and any Persons to whom the Manager delegates authority and duties pursuant to Section 6.07 of the powers conferred on them by Law and this Agreement.

SECTION 7.03 No Right of Partition. To the fullest extent permitted by applicable Law, no Member in its capacity as such shall have the right to seek or obtain partition by court decree or operation of Law of any Company property, or the right to own or use particular or individual assets of the Company, any such right or power that such Member might have to cause the Company or any of its assets to be partition being hereby irrevocably waived.

SECTION 7.04 Members Right to Act. For matters that require the approval or consent of the Members under this Agreement or the Delaware Act, the Members shall act through meetings and consents as described in paragraphs (a) and (b) below:

(a) Except as otherwise expressly provided by Section 16.03(a), the approval or consent of the Majority Members, voting together as a single class, shall be the approval or consent of the Members. Any Member entitled to vote at a meeting of Members or to express consent or dissent to Company action without a meeting may authorize another Person or Persons to act for such Member by proxy. An electronic transmission or similar transmission by the Member, or a photographic, facsimile or similar reproduction of a writing executed by the Member shall be treated as a proxy executed in writing for purposes of this Section 7.04(a). No proxy shall be voted or acted upon after eleven months from the date thereof, unless the proxy provides for a longer period. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and that the proxy is coupled with an interest. Should a proxy designate two or more Persons to act as proxies, unless that instrument shall provide to the contrary, a majority of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or, if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, the Company shall not be required to recognize such proxy with respect to such issue if such proxy does not specify how the votes that are the subject of such proxy are to be voted with respect to such issue.

(b) The actions by the Members permitted hereunder may be taken at a meeting called by the Manager or by the Majority Members on at least forty-eight (48) hours’ prior written notice to the other Members entitled to vote, which notice shall state the purpose or purposes for which such meeting is being called. The actions taken by the Members entitled to vote or consent at any meeting (as opposed to by consent in lieu of a meeting), if improperly called and noticed, shall be as valid as though taken at a meeting duly held after regular call and notice if (but not until), either before, at or after the meeting, the Members entitled to vote or consent as to whom it was improperly held signs a waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. The actions by the Members entitled to vote or consent may be taken by vote of the Members entitled to vote or consent at a meeting or by consent in lieu of a meeting, so long as such consent is in writing and is signed by Members holding not less than the minimum number of Voting Units that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted. Prompt notice of the action so taken without a meeting, which shall state the purpose or purposes for which such consent in lieu of a meeting was required, shall be given to those Members entitled to vote or consent who did not sign such consent (for which such notice and consent may be delivered via electronic transmission); provided, however, that the failure to give any such notice shall not affect the validity of the action taken by such consent in lieu of a meeting. Any action taken pursuant to such consent in lieu of a meeting of the Members shall have the same force and effect as if taken by the Members at a meeting thereof.

SECTION 7.05 Inspection Rights. The Company shall permit each Member and each of its designated representatives, for any purpose reasonably related to such Member’s interest as a member of the Company, to (i) visit and inspect any of the premises of the Company and its Subsidiaries, all at reasonable times and upon reasonable notice, (ii) examine the corporate and financial records of the Company or any of its Subsidiaries and make copies thereof or extracts therefrom, during reasonable business hours and upon reasonable notice and (iii) consult with the managers, officers, employees and independent accountants of the Company or any of its Subsidiaries concerning the affairs, finances and accounts of the Company or any of its Subsidiaries, during reasonable business hours and upon reasonable notice. The presentation of an executed copy of this Agreement by any Member to the Company’s independent accountants shall constitute the Company’s permission to its independent accountants to participate in discussions with such Persons and their respective designated representatives. Notwithstanding the foregoing, the Manager shall have the right to keep confidential from the Members, for such period of time as the Manager deems reasonable, any information which the Manager reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Manager in good faith believes is not in the best interest of the Company or could damage the Company or its business or which the Company is required by applicable Law or by agreement with a third party to keep confidential.

ARTICLE VIII.

BOOKS, RECORDS, ACCOUNTING AND REPORTS, AFFIRMATIVE COVENANTS

SECTION 8.01 Records and Accounting. The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company’s business, including all books and records necessary to provide any information, lists and copies of documents required to be provided pursuant to Section 8.03 or pursuant to applicable Law. All matters concerning (a) the determination of the relative amount of allocations and Distributions among the Members pursuant to Articles III and IV and (b) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Manager, whose determination shall be final and conclusive as to all of the Members absent manifest clerical error.

SECTION 8.02 Fiscal Year. The Fiscal Year of the Company shall begin on the first day of January and end on the last day of December each year or such other date as may be established by the Manager.

SECTION 8.03 Reports. The Company shall furnish to each Member (a) as soon as reasonably practical after the end of each Fiscal Year, all information concerning the Company and its Subsidiaries required for the preparation of tax returns of such Members (or any beneficial owner(s) of such Member), including a report (including Schedule K-1), indicating each Member’s share of the Company’s taxable income, gain, credits, losses and deductions for such year, in sufficient detail to enable such Member to prepare its federal, state and other tax returns; provided that estimates of such information believed by the Manager in good faith to be reasonable shall be provided within ninety (90) days of the end of the Fiscal Year, (b) as soon as reasonably possible after the close of the relevant fiscal period, but in no event later than ten days prior to the date an estimated tax payment is due, such information concerning the Company as is required to enable such Member (or any beneficial owner of such Member) to pay estimated taxes and (c) as soon as reasonably possible after a request by such Member, such other information concerning the Company and its Subsidiaries that is reasonably requested by such Member for compliance with its tax obligations (or the tax obligations of any beneficial owner(s) of such Member) or for tax planning purposes.

ARTICLE IX.

TAX MATTERS

SECTION 9.01 Partnership Representative.

(a) The “Partnership Representative” (as such term is defined under Partnership Audit Provisions) of the Company shall be selected by the Manager with the initial Partnership Representative being the Corporation. The Partnership Representative may retain, at the Company’s expense, such outside counsel, accountants and other professional consultants as it may reasonably deem necessary in the course of fulfilling its obligations as the Partnership Representative. The Partnership Representative is authorized to take, and shall determine in its sole discretion whether or not the Company will take, such actions and execute and file all statements and forms on behalf of the Company that are approved by the Manager and are permitted or required by the applicable provisions of the Partnership Audit Provisions (including a “push-out” election under Section 6226 of the Code or any analogous election under state or local tax Law). Each Member agrees to cooperate with the Partnership Representative and to use commercially reasonable efforts to do or refrain from doing any or all things requested by the Partnership Representative (including paying any and all resulting taxes, additions to tax, penalties and interest in a timely fashion) in connection with any examination of the Company’s affairs by any federal, state, or local tax authorities, including resulting administrative and judicial proceedings.

(b) In the event that the Partnership Representative has not caused the Company to make a “push-out” election pursuant to Section 6226 of the Partnership Audit Provisions, then any “imputed underpayment” (as determined in accordance with Section 6225 of the Partnership Audit Provisions) or partnership adjustment that does not give rise to an imputed underpayment shall be apportioned among the Members of the Company for the taxable year in which the adjustment is finalized in such manner as may be necessary (as determined by the Partnership Representative in good faith) so that, to the maximum extent possible, the tax and economic consequences of the imputed underpayment or other partnership adjustment and any associated interest and penalties (any such amount, an “Imputed Underpayment Amount”) are borne by the Members in the same proportion that such omitted taxable income or overreported loss giving rise to the Imputed Underpayment Amount would have been allocated pursuant to this Agreement. Imputed Underpayment Amounts also shall include any imputed underpayment within the meaning of Section 6225 of the Partnership Audit Provisions paid (or payable) by any entity treated as a partnership for U.S. federal income tax purposes in which the Company holds (or has held) a direct or indirect interest other than through entities treated as corporations for U.S. federal income tax purposes to the extent that the Company bears the economic burden of such amounts, whether by applicable Law or contract.

(c) Each Member agrees to indemnify and hold harmless the Company from and against any liability with respect to such Member’s share of any tax deficiency paid or payable by the Company that is allocable to the Member as determined in accordance with Section 9.01(b) with respect to an audited or reviewed taxable year for which such Member was a partner in the Company. Any obligation of a Member pursuant to this Section 9.01(c) shall, to the fullest extent permitted by applicable Law, be implemented through adjustments to Distributions otherwise payable to such Member as determined in accordance with Section 4.01; provided, however, that, at the written request of the Partnership Representative, each Member or former Member may be required to contribute to the Company such Member’s Imputed Underpayment Amount imposed on and paid by the Company; provided, further, that if a Member or former Member individually directly pays, pursuant to the Partnership Audit Provisions, any such Imputed Underpayment Amount, then such payment shall reduce any offset to Distribution or required capital contribution of such Member or former Member. Any amount withheld from Distributions pursuant to this Section 9.01(c) shall be treated as an amount distributed to such Member or former Member for all purposes under this Agreement. For the avoidance of doubt, the obligations of a Member set forth in this Section 9.01(c) shall, to the fullest extent permitted by applicable Law, survive the withdrawal of a Member from the Company or any Transfer of a Member’s Company Interest.

SECTION 9.02 Section 754 Election. The Company has previously made or will make a timely election under Section 754 of the Code (and a corresponding election under state and local law) effective starting with the taxable year ended in the year in which the Effective Date occurs, and the Manager shall not take any action to revoke such election.

SECTION 9.03 Debt Allocation. Indebtedness of the Company treated as “excess nonrecourse liabilities” (as defined in Treasury Regulation Section 1.752-3(a)(3)) shall be allocated among the Members based on their Percentage Interests.

SECTION 9.04 Tax Returns. The Company shall timely cause to be prepared by an accounting firm selected by the Manager all federal, state, local and foreign tax returns (including information returns) of the Company and its Subsidiaries, which may be required by a jurisdiction in which the Company and its Subsidiaries operate or conduct business for each year or period for which such returns are required to be filed and shall cause such returns to be timely filed. Upon request of any Member, the Company shall furnish to such Member a copy of each such tax return. No Member shall take a position on its income tax return with respect to any item of Company income, gain, deduction, loss or credit that is different from the position taken on the Company’s income tax return with respect to such item unless such Member notifies the Company of the different position the Member desires to take and the Company’s regular tax advisors, after consulting with the Member, are unable to provide an opinion that (after taking into account all of the relevant facts and circumstances) the arguments in favor of the Company’s position outweigh the arguments in favor of the Member’s position.

ARTICLE X.

RESTRICTIONS ON TRANSFER OF UNITS

SECTION 10.01 General. Subject to Section 3.05(b), no Member or Assignee may Transfer any Units or any interest in any Units other than (a) with the written approval of the Manager or (b) pursuant to and in accordance with Section 10.02, and, in either case, and notwithstanding anything in this Agreement to the contrary, no Transfer of Class B Common Units shall be made by a transferor unless such Transfer is accompanied by the Transfer of an equal number of shares of Class B Common Stock held by such transferor in tandem with such Class B Common Units. Notwithstanding the foregoing, for purposes of the foregoing clause (b) only, “Transfer” shall not include an event that terminates the existence of a Member for income tax purposes (including (i) a change in entity classification of a Member under Treasury Regulation Section 301.7701-3, (ii) a sale of assets by, or liquidation of, a Member pursuant to an election under Section 336 or 338 of the Code or (iii) a merger, severance or allocation within a trust or among sub-trusts of a trust that is a Member), but that does not terminate the existence of such Member under applicable state Law (or, in the case of a trust that is a Member, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Company Interests of such trust that is a Member).

SECTION 10.02 Permitted Transfers. The restrictions contained in clauses (a) and (b) of Section 10.01 shall not apply to any Transfer (each such Transfer, and together with any Transfer approved pursuant to Section 10.01, a “Permitted Transfer”) pursuant to: (a)(i) a Change of Control Transaction, (ii) a redemption or exchange in accordance with Article XI hereof, (iii) a Transfer by a Member to the Corporation or the Company or (iv) permitted in accordance with Section 3.05(b); (b) a Transfer by any Member to (i) any Affiliate of such Member, (ii) such Member’s spouse, parents, grandparents, lineal descendants or siblings, the parents, grandparents, lineal descendants or siblings of such Member’s spouse, or lineal descendants of such Member’s siblings or such Member’s spouse’s siblings (each, a “Family Member”), (iii) a trust, family-partnership or estate-planning vehicle, so long as one or more of such Member or a Family Member of such Member is/are the sole economic beneficiaries of such trust, family-partnership or estate-planning vehicle, (iv) a partnership, corporation or other entity controlled by, or a majority of which is beneficially owned by, such Member or any one or more of the Persons described in the foregoing clauses (i) and (iii), (v) a charitable trust or organization that is exempt from taxation under Section 501(c)(3) of the Code and controlled by such Member or any one or more of the Persons described in the foregoing clauses (i) through (iv), (vi) an individual mandated under a qualified domestic relations order to which such Member is subject, or (vii) a legal or personal representative of such Member or any Family Member of such Member, in the event of the death or disability of such Member that is an individual (any Person described in the foregoing clause (b)(i) – (vii), the Corporation or the Company, a “Permitted Transferee”); provided, however, that (A) in the case of the Corporation (or a Permitted Transferee thereof) such Affiliate is a wholly-owned Subsidiary of the Corporation, (B) the restrictions contained in this Agreement will continue to apply to Units after any Permitted Transfer of such Units, and (C) in the case of the foregoing clauses, the transferees of the Units so Transferred shall agree in writing to be bound by the provisions of this Agreement and, the transferor will deliver a written notice to the Company and the Members, which notice will disclose in reasonable detail the identity of the proposed transferee; provided, further, that if, at any time following a Permitted Transfer, the transferee of the Units Transferred pursuant to such Permitted Transfer would no longer be a Permitted Transferee of a Member, such transferee shall Transfer such Units to a Member or a Permitted Transferee of a Member. In the case of a Permitted Transfer by a Member of Class B Common Units to a transferee in accordance with this Section 10.02, such Member (or any subsequent transferee of such Member) shall also Transfer an equal number of shares of Class B Common Stock corresponding to the proportion of such Member’s (or subsequent transferee’s) Class B Common Units that were Transferred in the Permitted Transfer to such transferee. All Permitted Transfers are subject to the additional limitations set forth in Section 10.07(b).

SECTION 10.03 Restricted Units Legend. The Units have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available.

SECTION 10.04 Transfer. Prior to Transferring any Units (other than pursuant to a Change of Control Transaction or pursuant to Section 3.05(b)), the transferor shall cause the prospective transferee to agree in writing to be bound by this Agreement as provided in Section 10.02, and any other agreements executed by the holders of Units and relating to such Units in the aggregate (collectively, the “Other Agreements”), and shall cause the prospective transferee to execute and deliver to the Company counterparts of this Agreement and any applicable Other Agreements. Any Transfer or attempted Transfer of any Units in violation of any provision of this Agreement (including any prohibited indirect Transfers) shall, to the fullest extent permitted by applicable Law, be null and void ab initio, and in the event of any such Transfer or attempted Transfer, the Company shall not record such Transfer on its books and records, including the Schedule of Members, or treat any purported transferee of such Units as the owner of such securities for any purpose.

SECTION 10.05 Assignee’s Rights.

(a) The Transfer of Units or any interest in Units in accordance with this Agreement shall be effective as of the date of its assignment (assuming compliance with all of the conditions to such Transfer set forth herein), and such Transfer shall be shown on the books and records of the Company in accordance with Section 3.01(d). Distributions made before the effective time of such Transfer shall be paid to the transferor, and Distributions made after such date shall be paid to the Assignee.

(b) Unless and until an Assignee becomes a Member pursuant to Article XII, the Assignee shall not be entitled to any of the rights granted to a Member under this Agreement or under applicable Law, other than the rights granted specifically to Assignees pursuant to this Agreement; provided, however, that, without relieving the transferring Member from any such limitations or obligations as more fully described in Section 10.06, such Assignee shall be bound by any limitations and obligations of a Member contained herein that a Member would be bound on account of the Assignee’s Company Interest (including the obligation to make Capital Contributions on account of such Company Interest, to the extent applicable).

SECTION 10.06 Assignor’s Rights and Obligations. Any Member who shall Transfer any Units in a manner in accordance with this Agreement shall cease to be a Member with respect to such Units and shall no longer have any rights or privileges, or, except as set forth in this Section 10.06, duties, liabilities or obligations, of a Member with respect to such Units (it being understood, however, that the applicable provisions of Sections 6.08 and 6.09 shall continue to inure to such Person’s benefit), except that unless and until the Assignee (if not already a Member) is admitted as a Substituted Member in accordance with the provisions of Article XII (the “Admission Date”), (a) such assigning Member shall retain all of the duties, liabilities and obligations of a Member with respect to such Company Interests, and (b) the Manager may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Member with respect to such Company Interests for any period of time prior to the Admission Date. Nothing contained herein shall relieve any Member who Transfers any Company Interests from any liability of such Member to the Company with respect to such Company Interests that may exist on the Admission

Date or that is otherwise specified in the Delaware Act and incorporated into this Agreement or for any liability of such Member to the Company or any other Person for any materially false statement made by such Member (in its capacity as such) or for any present or future breaches of any representations, warranties or covenants by such Member (in its capacity as such) contained herein or the Other Agreements.

SECTION 10.07 Overriding Provisions.

(a) Any Transfer in violation of this Article X shall, to the fullest extent permitted by applicable Law, be null and void ab initio, and the provisions of Sections 10.05 and 10.06 shall not apply to any such Transfers. For the avoidance of doubt, any Person to whom a Transfer is made or attempted in violation of this Article X shall not be admitted as a member of the Company, shall not be entitled to vote on any matters coming before the Members and shall not have any other rights in or with respect to any rights of a Member. The approval of any Transfer in any one or more instances shall not limit or waive the requirement for such approval in any other or future instance.

(b) Notwithstanding anything in this Agreement to the contrary (including, for the avoidance of doubt, the provisions of Article XI and Article XII and the other provisions of this Article X), in no event shall any Member Transfer any Units to the extent such Transfer could, in the reasonable determination of the Manager:

(i) result in a violation of the Securities Act, or any other applicable federal, state or foreign Laws;

(ii) cause an assignment under the Investment Company Act;

(iii) be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any indebtedness incurred, issued or guaranteed by the Company that, individually or in the aggregate, has an aggregate principal amount then outstanding that is greater than $25,000,000;

(iv) cause the Company to have more than one hundred (100) partners for the purposes of Treasury Regulation Section 1.7704-1(h)(1)(ii), including the application of the anti-avoidance rule of Treasury Regulation Section 1.7704-1(h)(3), excluding the Corporation from the one hundred (100) partners;

(v) cause the Company to lose its status as a partnership for U.S. federal income tax purposes or, without limiting the generality of the foregoing, be a Transfer effected on or through an “established securities market” or a “secondary market or the substantial equivalent thereof”, as such terms are used in Section 1.7704-1 of the Treasury Regulations;

(vi) be a Transfer to a Person who is not legally competent or who has not achieved his or her majority under applicable Law (excluding trusts for the benefit of minors);

(vii) cause the Company or any Member or the Manager to be treated as a fiduciary under the Employee Retirement Income Security Act of 1974, as amended; or

(viii) be a Transfer to a Person that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, unless the transferring Member and the transferee have delivered to the Company, in respect of such Transfer, written evidence that all required withholding under Section 1446(f) of the Code will have been done and duly remitted to the applicable taxing authority or duly executed certifications (prepared in accordance with the applicable Treasury Regulations or other authorities) of an exemption from such withholding.

ARTICLE XI.

REDEMPTION AND EXCHANGE

SECTION 11.01 Exchange of Paired Interests for Class A Common Stock. From and after the Effective Date, but subject to any lock-up or any similar transfer restrictions applicable to shares of the Corporation that may be applicable to a Holder under the Corporation’s certificate of incorporation or bylaws or any agreement to which such Holder or such shares are bound, each Holder shall be entitled either (x) on any date and time designated by the Manager, in its sole discretion, with notice to the Members then holding Class B Common Units (such date and time, a “Designated Exchange Date”) or (y) on any other date and time upon the terms and subject to the conditions hereof, in each case, to surrender Paired Interests to the Corporation (subject to adjustment as provided in Section 11.03) in exchange (such exchange, an “Exchange”) for the delivery to such Holder, at the option of the board of directors of the Corporation (acting by a majority of the disinterested members of the board of directors of the Corporation or a committee of disinterested directors of the board of directors of the Corporation), of:

(a) a Cash Exchange Payment by the Company from the proceeds of a private sale or a public offering of shares of Class A Common Stock; or

(b) with respect to Paired Interests, a number of shares of Class A Common Stock that is equal to the product of the number of Paired Interests surrendered multiplied by the Exchange Rate (a “Share Exchange”).

Notwithstanding anything in this Agreement to the contrary, the Company shall not effectuate a Cash Exchange Payment pursuant to Section 11.01(a) above unless (A) the Corporation determines to consummate a private sale or public offering of shares of Class A Common Stock on, or not later than five (5) Business Days after, the relevant Exchange Date and (B) the Corporation contributes sufficient proceeds from such private sale or public offering to the Company for payment by the Company of the applicable Cash Exchange Payment.

SECTION 11.02 Exchange Procedures; Notices and Revocations.

(a) A Holder may exercise the right to effect an Exchange pursuant to clause (x) of Section 11.01 by delivering a written notice of exchange in respect of the Paired Interests to be Exchanged substantially in the form of Exhibit C hereto (the “Notice of Exchange”), duly executed by such Holder or such Holder’s duly authorized attorney, to, on or before a Designated Exchange Date, the Corporation at its address set forth in Section 16.05, during normal business hours, or if any Exchange Agent has been duly appointed by the Corporation for the Exchange (as provided in the following sentence), to the office of the Exchange Agent during normal business hours, together with certificates, if any, evidencing the Paired Interests or the components of the Paired Interests. A Holder may exercise the right to effect an Exchange pursuant to clause (y) of Section 11.01 by delivering a written notice of exchange in respect of the Paired Interests to be Exchanged substantially in the form of the Notice of Exchange, duly executed by such Holder or such Holder’s duly authorized attorney, to the Corporation at its address set forth in Section 16.05 during normal business hours, or if any agent for the Exchange is duly appointed by the Corporation (which shall, by notice to the Holders in accordance with Section 16.05, which notice shall contain the address of the office of such agent) and acting (the “Exchange Agent”), to the office of the Exchange Agent during normal business hours, together with certificates, if any, evidencing the Paired Interests or the components of the Paired Interests. Each Exchange shall be deemed to be effective immediately prior to the close of business on the Exchange Date.

(b) Contingent Notice of Exchange and Revocation by Holders.

(i) A Notice of Exchange pursuant to clause (y) of Section 11.01 from a Holder may specify that the Exchange (A) shall occur on a specified future Business Day or (B) is to be contingent (including as to the timing) upon the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering or otherwise) of shares of Deliverable Common Stock into which the Paired Interests are exchangeable, or contingent (including as to timing) upon the closing of an announced merger, consolidation or other transaction or event in which the Deliverable Common Stock would be exchanged or converted or become exchangeable for or convertible into cash or other securities or property.

(ii) Notwithstanding anything in this Agreement to the contrary, a Holder may withdraw or amend a Notice of Exchange, in whole or in part, at any time prior to 5:00 p.m. New York City time, on the Business Day immediately preceding the Exchange Date (or any such later time as may be required by applicable Law) by delivery of a written notice of withdrawal to the Corporation or the Exchange Agent, as applicable, specifying (1) the number of withdrawn Paired Interests, (2) the number of Paired Interests as to which the Notice of Exchange remains in effect, if any, and (3) if the Holder so determines, a new Exchange Date or any other new or revised information permitted to be set forth in the Notice of Exchange.

(c) Cash Exchange Payment. The Company shall provide notice to the Exchanging Holder of its intention to consummate an Exchange through a Cash Exchange Payment on the first Business Day immediately following the receipt of a Notice of Exchange by the Corporation. Additionally, the Company shall deliver or cause to be delivered the Cash Exchange Payment in accordance with Section 11.01(a) as promptly as practicable (but not later than five Business Days) after the Exchange Date.

(d) Share Exchange. In the case of a Share Exchange,

(i) the Exchanging Holder (or other Person(s) whose name or names in which shares of Deliverable Common Stock is to be issued as set forth in the Notice of Exchange) shall be deemed to be a holder of such shares of Deliverable Common Stock from and after the close of business on the Exchange Date.

(ii) as promptly as practicable on or after the Exchange Date, the Corporation shall deliver or cause to be delivered to the Exchanging Holder (or other Person(s) whose name or names in which shares of Deliverable Common Stock are to be issued as set forth in the Notice of Exchange), the number of shares of Deliverable Common Stock deliverable upon such Exchange, registered in the name of such Holder (or other Person(s) whose name or names in which such shares of Deliverable Common Stock are to be issued as set forth in the Notice of Exchange). The Corporation shall use commercially reasonable efforts to deliver or to cause such delivery to occur no later than the close of business on the 5th Business Day immediately following the Exchange Date. To the extent that the issuance of shares of Deliverable Common Stock is settled through the facilities of The Depository Trust Company, the Corporation shall, subject to Section 11.02(d)(iii) below, upon the written instruction of an Exchanging Holder, deliver or cause to be delivered the shares of Deliverable Common Stock deliverable to such Holder (or other Person(s) whose name or names in which such shares of Deliverable Common Stock is to be issued), through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Holder.

(iii) If shares of Deliverable Common Stock issued upon an Exchange are not issued pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission, such shares shall bear a legend in substantially the following form:

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(iv) if (i) any shares of Deliverable Common Stock may be sold pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission, (ii) all of the applicable conditions of Rule 144 are met, or (iii) the legend (or a portion thereof) otherwise ceases to be applicable, the Corporation, upon the written request of the Holder thereof, shall promptly provide such Holder or its respective transferees, without any expense to such Persons (other than applicable transfer taxes and similar governmental charges, if any) with new certificates (or evidence of book-entry share) for securities of like tenor not bearing the provisions of the legend with respect to which the restriction has terminated. In connection therewith, such Holder shall provide the Corporation will such information in its possession as the Corporation may reasonably request in connection with the removal of any such legend.

(e) Except as provided in Section 4.01(i), the Corporation shall bear all expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, including any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Deliverable Common Stock are to be delivered in a name other than that of the Holder that requested the Exchange (or The Depository Trust Company or its nominee for the account of a participant of The Depository Trust Company that will hold the shares for the account of such Holder), then such Holder and/or the Person in whose name such shares are to be delivered shall pay to the Corporation the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Corporation that such tax has been paid or is not payable.

(f) Notwithstanding anything to the contrary in this Article II, a Holder shall not be entitled to effect an Exchange, and the Corporation and the Company shall have the right to refuse to honor any request to effect an Exchange, at any time or during any period, if the Corporation or the Company shall reasonably determine that such Exchange (i) would be prohibited by any applicable Law (including the unavailability of any requisite registration statement filed under the Securities Act or any exemption from the registration requirements thereunder), provided this subsection Section 11.02(f)(i) shall not limit the Corporation or the Company’s obligations under Section 11.06(c) or (ii) would not be permitted under (x) this Agreement, (y) other agreements with the Corporation, the Company or any of the Company’s subsidiaries to which such Exchanging Holder may be party or (z) any written policies of the Corporation, the Company or any of the Company’s subsidiaries related to unlawful or inappropriate trading applicable to its directors, officers or other personnel. Upon such determination, the Corporation or the Company (as applicable) shall notify the Holder requesting the Exchange of such determination, which such notice shall include an explanation in reasonable detail as to the reason that the Exchange has not been honored. Notwithstanding anything in this Agreement to the contrary, if the Corporation, after consultation with its outside legal counsel and tax advisor, shall determine in good faith that interests in the Company do not meet the requirements of Treasury Regulation Section 1.7704-1(h) (or other provisions of those Treasury Regulations as determined by the Corporation), the Company may impose such restrictions on Exchange as the Company may reasonably determine to be necessary or advisable so that the Company is not treated as a “publicly traded partnership” under Section 7704 of the Code.

SECTION 11.03 Exchange Rate Adjustment.

(a) The Exchange Rate with respect to the Paired Interests and/or the components of a Paired Interest shall be adjusted accordingly if there is: (i) any subdivision (by any stock or unit split, stock or unit dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of shares of Class B Common Stock that is not accompanied by a substantively identical subdivision or combination of shares of Class A Common Stock; or (ii) any subdivision (by any stock split, stock dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of shares of Class A Common Stock that is not accompanied by a substantively identical subdivision or combination of shares of Class B Common Stock. If there is any reclassification, reorganization, recapitalization or other similar transaction in which shares of Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an Exchanging Holder shall be entitled to receive the amount of such security, securities or other property that such Exchanging Holder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, reorganization, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which shares of Class A Common Stock are converted or changed into another security, securities or other property, this Section 11.03(a) shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to, mutatis mutandis, and all references to “Paired Interests” shall be deemed to include, any security, securities or other property of the Corporation or the Company which may be issued in respect of, in exchange for or in substitution of shares of Class B Common Stock or Class B Common Units, as applicable, by reason of stock or unit split, reverse stock or unit split, stock or unit dividend or distribution, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

(b) This Agreement shall apply to the Paired Interests held by the Holders and their Permitted Transferees as of the Effective Date, as well as any Paired Interests hereafter acquired by a Holder and his or her or its Permitted Transferees.

SECTION 11.04 Tender Offers and Other Events with Respect to the Corporation.

(a) In the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization (other than a recapitalization governed by Section 11.03(a)) or similar transaction with respect to shares of Class A Common Stock (a “Corporate Offer”) is proposed by the Corporation or is proposed to the Corporation or its stockholders and approved by the board of directors of the Corporation or is otherwise effected or to be effected with the consent or approval of the board of directors of the Corporation, the Holders of Paired Interests shall be permitted to participate in such Corporate Offer by delivery of a Notice of Exchange (which Notice of Exchange shall be effective immediately prior to the consummation of such Corporate Offer (and, for the avoidance of doubt, shall be contingent upon such the Corporate Offer and not be effective if such the Corporate Offer is not consummated)). In the case of a the Corporate Offer proposed by the Corporation, the Corporation will use its reasonable best efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit the Holders of Paired Interests to participate in such Corporate Offer to the same extent or on an economically equivalent basis as the holders of shares of Class A Common Stock without discrimination; provided, that without limiting the generality of this sentence, the Corporation will use its reasonable best efforts expeditiously and in good faith to ensure that such Holders may participate in each such Corporate Offer without being required to Exchange Paired Interests. For the avoidance of doubt (but subject to Section 11.04(b)), in no event shall the Holders of Paired Interests be entitled to receive in such Corporate Offer aggregate consideration for each Paired Interest that is greater than the consideration payable in respect of each share of Class A Common Stock in connection with a Corporate Offer.

(b) Notwithstanding anything in this Agreement to the contrary, in the event of a Corporate Offer intended to qualify as a reorganization within the meaning of Section 368(a) of the Code or as a transfer described in Section 351(a) or Section 721 of the Code, a Holder shall not be required to exchange its Paired Interest without its prior consent.

(c) Notwithstanding anything in this Agreement to the contrary, (i) in a Corporate Offer, payments under or in respect of the Tax Receivable Agreement shall not be considered part of the consideration payable in respect of any Paired Interest or shares of Class A Common Stock in connection with such Corporate Offer for the purposes of Section 11.04(a), and (ii) the Company shall not be entitled to make a Cash Exchange Payment in the case of an Exchange in connection with a Corporate Offer.

SECTION 11.05 Listing of Deliverable Common Stock. If shares of Class A Common Stock are listed on a securities exchange or inter-dealer quotation system, the Corporation shall use its reasonable best efforts to cause all shares of Class A Common Stock issued upon an exchange of Paired Interests to be listed on the same securities exchange or traded on such inter-dealer quotation system at the time of such issuance.

SECTION 11.06 Deliverable Class A Common Stock to be Issued; Class B Common Stock to be Cancelled.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon an Exchange, the maximum number of shares of Deliverable Common Stock as shall be deliverable upon Exchange of all then-outstanding Paired Interests; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of an Exchange by delivery of shares of Deliverable Common Stock that are held in the treasury of the Corporation or by delivery of purchased shares of Deliverable Common Stock (which may or may not be held in the treasury of the Corporation). The Corporation covenants that all shares of Deliverable Common Stock issued upon an Exchange will, upon issuance thereof, be validly issued, fully paid and non-assessable.

(b) When a Paired Interest has been Exchanged in accordance with this Agreement, (i) the shares of Class B Common Stock corresponding to such Paired Interest shall be cancelled by the Corporation and (ii) the Class B Common Units corresponding to such Paired Interest shall be automatically (x) deemed transferred from the Exchanging Holder to the Corporation and (y) converted into and become an equal number of Class A Common Units, and the Officers shall amend, update or amend and restate the Schedule of Members to reflect such change, all without further act, vote, approval or consent of the Manager, Members or any other Person notwithstanding any other provision to this Agreement or, to the fullest extent permitted by applicable Law, the Delaware Act or any other applicable Law.

(c) The Corporation agrees that it has taken all or will take such lawful steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and to be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions from, or dispositions to, the Corporation of equity securities of the Corporation (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of the Corporation for such purposes that result from the transactions contemplated by this Agreement, by each officer or director of the Corporation, including any director by deputization. The authorizing resolutions shall be approved by either the Corporation’s board of directors or a duly authorized committee thereof composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3) of the Corporation.

SECTION 11.07 Distributions. No Exchange shall impair the right of the Exchanging Holder to receive any Distributions made on a Class B Common Unit comprising the Paired Interest subject to such Exchange prior to the Exchange Date for such Exchange, and the Exchanging Holder shall not be entitled to receive any Distributions made on such Class B Common Unit on or after the Exchange Date for such Exchange; provided, however, that if the Exchange Date with respect to such Unit occurs after a record date is fixed for the making of a Distribution on such Unit, but before the date the Distribution is made, then the registered Holder of such Unit at the close of business on such record date shall be entitled to receive the Distribution payable on such Unit on the date such Distribution is made (without duplication of any Distribution to which such Holder may be entitled under Section 4.01(e) in respect of taxes); provided, further, however, that an Exchanging Holder shall be entitled to receive any and all Tax Distributions that such Exchanging Holder otherwise would have received in respect of income allocated to such Holder for the portion of any Fiscal Year irrespective of whether such Tax Distribution(s) are declared or made after the Exchange Date. For the avoidance of doubt, no Exchanging Holder shall be entitled to receive, in respect of a single record date or payment date, both Distributions on a Class B Common Unit comprising the Paired Interest subject to an Exchange and dividends on shares of Deliverable Common Stock received by such Holder in such Exchange.

SECTION 11.08 Withholding; Certification of Non-Foreign Status.

(a) If the Corporation or the Company shall be required to withhold any amounts by reason of any federal, state, local or non-U.S. foreign tax rules or regulations in respect of any Exchange, the Corporation or the Company, as the case may be, shall be entitled to take such lawful action as it deems appropriate in order to ensure compliance with such withholding requirements, including, at its option, withholding shares of Class A Common Stock with a Fair Market Value equal to the minimum amount of any taxes that the Corporation or the Company, as the case may be, may be required to withhold with respect to such Exchange. To the extent that amounts are (or property is) so withheld and paid over to the appropriate taxing authority, such withheld amounts (or property) shall be treated for all purposes of this Agreement as having been paid (or delivered) to the applicable Holder.

(b) Notwithstanding anything in this Agreement to the contrary, each of the Corporation and the Company may, in its discretion, require that an exchanging Holder deliver to the Corporation or the Company, as the case may be, a certification of non-foreign status in accordance with Treasury Regulation Section l.1445-2(b) and l.1446(f)-2(b)(2) prior to an Exchange. In the event the Corporation or the Company has required delivery of such certification but an exchanging Holder does not provide such certification, the Corporation or the Company, as applicable, shall nevertheless deliver or cause to be delivered to the exchanging Holder, shares of Class A Common Stock or Cash Exchange Payment in accordance with Section 11.01, but subject to withholding as provided in Section 11.08(a).

SECTION 11.09 Tax Treatment. As required by the Code and the Treasury Regulations, the Company, the Corporation, the Manager, the Members and any other Person that is party to or is otherwise bound by this Agreement shall report any Exchange (including, for the avoidance of doubt, any Cash Exchange Payment by the Company pursuant to Section 11.01(i) or a Share Exchange pursuant to Section 11.01(ii)) consummated hereunder as a taxable sale of the Class B Common Units and shares of Class B Common Stock by a Holder to the Corporation, and no such Person shall take a contrary position on any income tax return or amendment thereof unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

ARTICLE XII.

ADMISSION OF MEMBERS

SECTION 12.01 Substituted Members. Subject to the provisions of Section 3.05(b) and Article X hereof, in connection with the Permitted Transfer of a Unit, the transferee shall be admitted as a substituted member of the Company (“Substituted Member”) on the effective date of such Permitted Transfer, which effective date shall not be earlier than the date of compliance with the conditions to such Transfer.

SECTION 12.02 Additional Members. Subject to the provisions of Section 3.05(b) and Article X hereof, any Person (other than the Members as of the Effective Date) may be admitted as an additional member of the Company (any such Person, an “Additional Member”) only upon furnishing to the Manager (a) counterparts of this Agreement and any applicable Other Agreements and (b) such other documents or instruments as may be reasonably necessary or appropriate to effect such Person’s admission as a Member (including entering into such documents as the Manager may deem appropriate in its reasonable discretion). Such admission shall become effective on the date on which the Manager determines in its reasonable discretion that such conditions have been satisfied.

ARTICLE XIII.

RESIGNATION

SECTION 13.01 Resignation of Members. No Member shall have the power or right to resign as a member of the Company prior to the dissolution and winding up of the Company pursuant to Article XIV. Upon or after the dissolution and winding up of the Company, a Member may resign as a member of the Company solely with the prior written consent of the Manager. The attempt by any Member to resign as a member of the Company upon or following the dissolution and winding up of the Company pursuant to Article XIV without the prior written consent of the Manager, but prior to such Member receiving the full amount of Distributions from the Company to which such Member is entitled pursuant to Article XIV, shall be deemed to have breached this Agreement and shall be liable to the Company for all damages (including all lost profits and special, indirect and consequential damages) directly or indirectly caused by the resignation of such Member as a member of the Company. Upon a Transfer of all of a Member’s Units in a Transfer permitted by this Agreement, subject to the provisions of Section 10.06, such Member shall cease to be a Member.

ARTICLE XIV.

DISSOLUTION AND LIQUIDATION

SECTION 14.01 Dissolution. The Company shall not be dissolved by the admission of Additional Members or Substituted Members or the resignation or attempted resignation of a Member. The Company shall dissolve, and its affairs shall be wound up, upon the first to occur of the following events:

(a) the decision of the Manager to dissolve the Company;

(b) a dissolution of the Company under Section 18-801(4) of the Delaware Act; or

(c) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Act.

Except as otherwise set forth in this Article XIV, the Company is intended to have perpetual existence. Notwithstanding anything in this Agreement to the contrary, (i) an Event of Withdrawal shall not cause the relevant Member to cease to be a member of the Company and upon the occurrence of such event, the Company shall continue without dissolution, and (ii) each of the Members waives any right it may have to agree in writing to dissolve the Company upon an Event of Withdrawal.

SECTION 14.02 Liquidation and Termination. On dissolution of the Company, the Manager shall act as the liquidating trustee or may appoint one or more Persons as the liquidating trustee. The liquidating trustee shall proceed diligently to wind up the affairs of the Company and make final Distributions as provided herein and in the Delaware Act. The costs of liquidation shall be borne as a Company expense. Until final Distribution, the liquidating trustee shall continue to operate the Company properties with all of the power and authority of the Manager. Subject to the Delaware Act, the steps to be accomplished by the liquidating trustee are as follows:

(a) as promptly as possible after dissolution and again after final liquidation, the liquidating trustee shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

(b) the liquidating trustee shall pay, satisfy or discharge from Company funds, or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidating trustee may reasonably determine): first, all expenses incurred in liquidation of the Company; second, all of the debts, liabilities and obligations owed to creditors of the Company, other than Members; third, all of the debts and liabilities owed to Members; and

(c) all remaining assets of the Company shall be distributed to the Members in accordance with Article IV by the end of the Taxable Year during which the final liquidation of the Company occurs (or, if later, by ninety (90) days after the date of the final liquidation). The Distribution of cash and/or property to the Members in accordance with the provisions of this Section 14.02 and Section 14.03 below constitutes a complete return to the Members of their Capital Contributions, a complete Distribution to the Members of their interest in the Company and all the Company’s property and constitutes a compromise to which all Members have consented within the meaning of the Delaware Act. To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds.

SECTION 14.03 Deferment; Distribution in Kind. Notwithstanding the provisions of Section 14.02, but subject to the order of priorities set forth therein, if upon dissolution of the Company the liquidating trustee determines that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Members, the liquidating trustee may, in the liquidating trustee’s sole discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy Company liabilities (other than loans to the Company by Members) and reserves. Subject to the order of priorities set forth in Section 14.02, the liquidating trustee may, in the liquidating trustee’s sole discretion, distribute to the Members, in lieu of cash, either (a) all or any portion of such remaining Company assets in-kind in accordance with the provisions of Section 14.02(c), (b) as tenants in common and in accordance with the provisions of Section 14.02(c), undivided interests in all or any portion of such Company assets or (c) a combination of the foregoing. Any such Distributions in kind shall be subject to (y) such conditions relating to the disposition and management of such assets as the liquidating trustee deems reasonable and equitable, and (z) the terms and conditions of any agreements governing such assets (or the operation thereof or the holders thereof) at such time.

SECTION 14.04 Certificate of Cancellation. On completion of the Distribution of Company assets as provided herein, the Company is terminated (and the Company shall not be terminated prior to such time), and the Manager shall file or cause to be filed a certificate of cancellation with the Secretary of State of the State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take such other actions as may be necessary to terminate the Company. The Company shall be deemed to continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 14.04.

SECTION 14.05 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Sections 14.02 and 14.03 in order to minimize any losses otherwise attendant upon such winding up.

SECTION 14.06 Return of Capital. The liquidating trustee shall not be personally liable for the return of Capital Contributions or any portion thereof to the Members (it being understood that any such return shall be made solely from Company assets).

ARTICLE XV.

VALUATION

SECTION 15.01 Determination. “Fair Market Value” of a specific Company asset will mean the amount which the Company would receive in an all-cash sale of such asset in an arms-length transaction with a willing, unaffiliated third party, with neither party having any compulsion to buy or sell, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value, as such amount is determined by the Manager (or, if pursuant to Section 14.02, the liquidating trustee) in its good faith judgment using all factors, information and data it deems to be pertinent.

SECTION 15.02 Dispute Resolution. If any Member or Members dispute the accuracy of any determination of Fair Market Value in accordance with Section 15.01, and the Manager (or, if pursuant to Section 14.02, the liquidating trustee) and such Member(s) are unable to agree on the determination of the Fair Market Value of any asset of the Company, the Manager (or, if pursuant to Section 14.02, the liquidation trustee) and such Member(s) shall each select a nationally recognized investment banking firm experienced in valuing securities of closely-held companies such as the Company in the Company’s industry (the “Appraisers”), who shall each determine the Fair Market Value of the asset or the Company (as applicable) in accordance with the provisions of Section 15.01. The Appraisers shall be instructed to give written notice of their determination of the Fair Market Value of the asset or the Company (as applicable) within thirty (30) days of their appointment as Appraisers. If Fair Market Value as determined by an Appraiser is higher than Fair Market Value as determined by the other Appraiser by ten percent (10%) or more, and the Manager (or, if pursuant to Section 14.02, the liquidation trustee) and such Member(s) do not otherwise agree on a Fair Market Value, the original Appraisers shall designate a third Appraiser meeting the same criteria used to select the original two Appraisers, and such third Appraiser shall determine the Fair Market Value of such asset or the Company (as applicable) within thirty (30) days of its appointment as an Appraiser, provided that such Appraiser shall not determine the Fair Market Value of such asset or the Company (as applicable) to be lower or higher than the determinations made by the original two Appraisers. If Fair Market Value as determined by an Appraiser is within ten percent (10%) of the Fair Market Value as determined by the other Appraiser (but not identical), and the Manager (or, if pursuant to Section 14.02, the liquidating trustee) and such Member(s) do not otherwise agree on a Fair Market Value, the Fair Market Value shall be the average of the two Appraisers. The fees and expenses of the Appraisers shall be borne by the Company.

ARTICLE XVI.

GENERAL PROVISIONS

SECTION 16.01 Power of Attorney.

(a) Each Member hereby constitutes and appoints the Manager (or the liquidating trustee, if applicable) with full power of substitution, as his or her true and lawful agent and attorney-in-fact, with full power and authority in his, her or its name, place and stead, to the same extent and with the same effect as such Member would or could do under applicable Law, to:

(i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof which the Manager deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (B) all instruments which the Manager deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the Manager deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, resignation or substitution of any Member pursuant to Article XII or XIII; and

(ii) sign, execute, swear to and acknowledge all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of the Manager, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Members hereunder or is consistent with the terms of this Agreement, in the reasonable judgment of the Manager, necessary or appropriate to effectuate the terms of this Agreement.

(b) The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Member who is an individual and the transfer of all or any portion of his, her or its Company Interest and shall extend to such Member’s heirs, successors, permitted assigns and personal representatives.

SECTION 16.02 Confidentiality.

(a) The Manager and each of the Members agree to hold the Company’s Confidential Information in confidence and may not use such information except (i) in furtherance of the business of the Company, (ii) as reasonably necessary for compliance with applicable Law, including compliance with disclosure requirements under the Securities Act and the Exchange Act and compliance with the listing requirements of any securities exchange on which the Class A Common Stock is traded, and securities laws and regulations of other jurisdictions or (iii) as otherwise authorized separately in writing by the Manager. “Confidential Information” as used herein includes, but is not limited to, ideas, financial product structuring, business strategies, innovations and materials, all aspects of the Company’s business plan, proposed operation and products, corporate structure, financial and organizational information, analyses, proposed partners, employees and their identities, equity ownership, the methods and means by which the Company plans to conduct its business, all trade secrets, trademarks, tradenames and all intellectual property associated with the Company’s business. With respect to the Manager and each Member, Confidential Information does not include information or material that: (a) is rightfully in the possession of the Manager or each Member at the time of disclosure by the Company; (b) before or after it has been disclosed to the Manager or each Member by the

Company, becomes part of public knowledge, not as a result of any action or inaction of the Manager or such Member, respectively, in violation of this Agreement; (c) is approved for release by written authorization of the Manager or the Chief Executive Officer or the President of the Company; (d) is disclosed to the Manager or such Member or their representatives by a third party not, to the knowledge of the Manager or such Member, respectively, in violation of any obligation of confidentiality owed to the Company with respect to such information; or (e) is or becomes independently developed by the Manager or such Member or their respective representatives without use or reference to the Confidential Information.

(b) Each of the Members may disclose Confidential Information to its Subsidiaries, Affiliates, partners, members, directors, managers, officers, employees, counsel, advisers, consultants, outside contractors and other agents, on the condition that such Persons keep the Confidential Information confidential to the same extent as such disclosing party is required to keep the Confidential Information confidential, solely to the extent it is reasonably necessary or appropriate to fulfill its obligations or to exercise its rights under this Agreement; provided that the disclosing party shall remain liable with respect to any breach of this Section 16.02 by any such Person.

(c) Notwithstanding anything in Section 16.02(a) or Section 16.02(b) to the contrary, each of the Members may disclose Confidential Information (i) to the extent that such party is legally compelled (by oral questions, interrogatories, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, for purposes of reporting to its stockholders and direct and indirect equity holders the performance of the Company and its Subsidiaries and for purposes of including applicable information in its financial statements to the fullest extent required by applicable Law or applicable accounting standards; or (ii) to any bona fide prospective purchaser of the equity or assets of a Member, or the Common Units held by such Member, or a prospective merger partner of such Member (provided, that (x) such Persons will be informed by such Member of the confidential nature of such information and shall agree in writing to keep such information confidential in accordance with the contents of this Agreement, and (y) each Member will be liable for any breaches of this Section 16.02 by any such Persons). Nothing in this Agreement shall prevent a Member from (A) filing and, as provided for under Section 21F of the Exchange Act, maintaining the confidentiality of, a claim with the SEC; (B) providing Confidential Information to the SEC, or providing the SEC with information that would otherwise violate any part of this Agreement, to the extent permitted by Section 21F of the Exchange Act; (C) cooperating, participating or assisting in an SEC investigation or proceeding without notifying the Company or any of its Affiliates; or (D) receiving a monetary award as set forth in Section 21F of the Exchange Act. Notwithstanding any of the foregoing, nothing in this Section 16.02 will restrict in any manner the ability of the Corporation to comply with its disclosure obligations under Law or the listing requirements of any securities exchange on which the Class A Common Stock is traded, and the extent to which any Confidential Information is necessary or desirable to disclose.

SECTION 16.03 Amendments.

(a) Any amendment or modification of this Agreement shall require the affirmative consent or approval of the Manager and the Majority Members; provided, however, that any such amendment that: (i) changes the rights, powers or duties of the Members holding a class or series of Units so as to affect such rights, powers or duties adversely shall also require the affirmative consent or approval of the Members holding a majority of the outstanding Units of such class or series; (ii) requires a Member to make any additional Capital Contribution shall also require the affirmative consent or approval of such Member; (iii) obligates a Member personally for any or all of the debts, obligations and liabilities of the Company shall also require the affirmative consent or approval of such Member; (iv) changes this Section 16.03(a) shall also require the affirmative consent or approval of the Manager and each Member; and (v) changes any provision that expressly requires the approval, consent or action of a Person or Persons so as to affect such Person or Persons adversely shall also require the affirmative consent or approval of such Person or Persons.

(b) Notwithstanding the foregoing, the Manager may amend or modify any provision of this Agreement without further act, vote, approval or consent of the Members or any other Person notwithstanding any other provision of this Agreement or, to the fullest extent permitted by applicable Law, the Delaware Act or other applicable Law, so long as such amendment or modification does not change the powers, preferences or relative, participating, optional, special or other rights, if any, or the qualifications, limitations or restrictions of the Members holding a class or series of Units so as to affect them adversely.

(c) Notwithstanding the foregoing, the Manager or the Officers may amend or modify the Schedule of Members pursuant to Sections 3.01(d), 3.09, 5.01(a), 5.01(c) and 11.06(b) without further act, vote, approval or consent of the Members or any other Person notwithstanding any other provision of this Agreement or, to the fullest extent permitted by applicable Law, the Delaware Act or other applicable Law.

SECTION 16.04 Title to Company Assets. Company assets shall be deemed to be owned by the Company as an entity, and no Member, individually or collectively, shall have any ownership interest in such Company assets or any portion thereof. The Company shall hold title to all of its property in the name of the Company and not in the name of any Member. All Company assets shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such Company assets is held. The Company’s credit and assets shall be used solely for the benefit of the Company, and no asset of the Company shall be transferred or encumbered for, or in payment of, any individual obligation of any Member.

SECTION 16.05 Addresses and Notices. To be valid for purposes of this Agreement, any notice, request, demand, waiver, consent, approval or other communication (any of the foregoing, a “Notice”) that is required or permitted under this Agreement shall be in writing. A Notice shall be deemed given only as follows: (a) on the date delivered personally or by email; (b) three (3) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) Business Day following deposit with a nationally recognized overnight courier service for next day delivery, charges prepaid, and, in each case, at the address set forth below and to any other recipient and to any Member at such address as indicated by the Company’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

Alvarium Tiedemann Capital, LLC

520 Madison Avenue, 21st Floor

New York, NY 10022

Attention: Kevin Moran

E-mail: KMoran@tiedemannadvisors.com

with a copy (which copy shall not constitute notice) to:

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Attention: Craig Sklar

E-mail: sklar@sewkis.com

SECTION 16.06 Binding Effect; Intended Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

SECTION 16.07 Creditors. To the fullest extent permitted by applicable Law, none of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of the Company’s Affiliates, and no creditor who makes a loan to the Company or any of the Company’s Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan, any direct or indirect interest in the Company’s Net Income, Net Loss, Distributions, capital or property.

SECTION 16.08 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 16.09 Counterparts. This Agreement may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party may deliver signed counterparts of this Agreement to the other parties by means of facsimile, portable document format (.PDF) signature or electronic transmission.

SECTION 16.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

SECTION 16.11 Jurisdiction. To the fullest extent permitted by applicable Law, the Company, each Member, the Manager, each Officer, each other Person who is a party to or is otherwise bound by this Agreement and each Person acquiring a Unit agrees that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for any (a) derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of fiduciary duty owed by any Member, the Manager, any Officer or any employee of the Company to the Company or the Members, (c) any action asserting a claim arising pursuant to the Delaware Act or this Agreement, or (d) any action asserting a claim governed by the internal affairs doctrine of the State of Delaware shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction over any such action or proceeding, then the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware lacks jurisdiction over any such action or proceeding, then the United States District Court for the District of Delaware). To the fullest extent permitted by applicable Law, the Company, each Member, the Manager, each Officer, each other Person who is a party to or is otherwise bound by this Agreement and each Person acquiring a Unit (i) irrevocably submits to the exclusive personal jurisdiction of the aforesaid courts and (ii) waives any claim of improper venue any claim that the aforesaid courts are an inconvenient forum court in any action or proceeding described in the foregoing sentence. To the fullest extent permitted by applicable law, the Company, each Member, the Manager, each Officer, each other Person who is a party to or is otherwise bound by this Agreement and each Person acquiring a Unit agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 16.05 or in such other manner as may be permitted by applicable Law, shall be valid and sufficient service thereof.

SECTION 16.12 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

SECTION 16.13 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement.

SECTION 16.14 Delivery by Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

SECTION 16.15 Right of Offset. Whenever the Company is to pay any sum (other than pursuant to Article IV) to any Member, any amounts that such Member owes to the Company which are not the subject of a good faith dispute may be deducted from that sum before payment. For the avoidance of doubt, the Distribution of Units to the Corporation shall not be subject to this Section 16.15.

SECTION 16.16 Effectiveness. This Agreement shall be effective upon the Effective Date.

SECTION 16.17 Entire Agreement. This Agreement and those documents expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. For the avoidance of doubt, the First Amendment, as in effect immediately prior to the Effective Date is superseded by this Agreement and shall be of no further force and effect thereafter.

SECTION 16.18 Remedies. Each Member shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any Law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law.

SECTION 16.19 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation and shall mean, “including, without limitation”. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

[Remainder of page intentionally left blank]

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

ALVARIUM TIEDEMANN HOLDINGS, INC., as a Member and Manager

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Chief Executive Officer

ALVARIUM TIEDEMANN HOLDCO, INC., as a Member

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Chief Executive Officer

(SIGNATURE PAGE TO 2nd AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Barbara Warga
Name: Barbara Warga
Title: NA

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Hayes A. Roberts
Name:
Title:

Carl H. Tiedemann Irrevocable Trust, Tiedemann Trust Company as Trustee

Hayes A. Roberts, Managing Director, Tiedemann Trust Company

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Edmonds Bafford
Name: Edmonds Bafford
Title: Partner/Analyst

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ GEORGE SOPHOCLES
Name: GEORGE SOPHOCLES
Title: Partner

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Grace Crandall
Name: Grace Crandall
Title: Partner

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	GSH Holding 8 GMBH
Name: GSH Holding 8 GMBH
Title: Director

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	GSH Holding 9 GMBH
Name: GSH Holding 9 GMBH
Title: Director

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ John Carbine
Name: John Carbine
Title: Chief Information Security Officer

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Robert Jakacki
Name: Robert Jakacki
Title: CEO

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Laurie A. Birrittella
Name: Laurie A. Birrittella
Title: CAO

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Managing member

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Michael Fastert
Name: Michael Fastert
Title: Member

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Myles R. Birrittella
Name: Myles R. Birrittella
Title: Owner

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ James Marler
Name: Navarino Associates Ltd
Title President

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Paul Gleize
Name: Paul Gleize
Title: Partner

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Hayes A. Roberts
Name:
Title:

Kari Tiedemann QDOT, Tiedemann Trust Company as Trustee

Hayes A. Roberts, Managing Director, Tiedemann Trust Company

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Spiros Maliagros
Name: Spiros Maliagros
Title: President

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Steve Tangredi
Name: Steve Tangredi
Title: Chief Information Officer

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	Swartberg Holding 1 AG
Name: Swartberg Holding 1 AG
Title: Director

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	Swartberg Holding 2 AG
Name: Swartberg Holding 2 AG
Title: Director

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Adam Gentile
Name: Adam Gentile
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Alex Hokanson
Name: Alex Hokanson
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Amanda Flynn
Name: Amanda Flynn
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Andrew Douglass
Name: Andrew Douglass
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Antonio Casal and Ana Isabel Casal Living Trust

By:	/s/ Antonio Casal
Name: Antonio Casal
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Brad Lackey
Name: Brad Lackey
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Brian Neiman
Name: Brian Neiman
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Brian Pierson
Name: Brian Pierson
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Brittany Cook
Name: Brittany Cook
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Brodie Cobb
Name: Brodie Cobb
Title: Individual

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Brooke Connell
Name: Brooke Connell
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Brugler Family Trust

By:	/s/ Bruce Brugler
Name: Bruce Brugler
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Chauncey Close LLC

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Managing member

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: CHT Fam Tst Ar 3rd fbo C Hans Tiedemann

By:	/s/ Hans Tiedemann
Name: Hans Tiedemann
Title: mr

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: CHT Fam Tst Ar 3rd fbo Leigh Tiedemann

By:	/s/ Leigh Tiedemann
Name: Leigh Tiedemann
Title: Beneficairy

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: CHT Fam Tst Ar 3rd fbo Mark Tiedemann

By:	/s/ Mark Tiedemann
Name: Mark Tiedemann
Title: Owner

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: CHT Fam Tst Ar 3rd fbo Michael G Tiedemann

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Managing Member

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Cobb Descendants Insurance Trust

By:	/s/ Brodie Cobb
Name: Brodie Cobb
Title: Grantor

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Cobb Partners

By:	/s/ Brodie Cobb
Name: Brodie Cobb
Title: General Partner

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Colin Carter
Name: Colin Carter
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Craig L. Smith
Name: Craig L. Smith
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: David Dove Irrevocable Trust

By:	/s/ Leigh Tiedemann
Name: Leigh Tiedemann
Title: beneficiary

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Dollar Mountain LLC

By:	/s/ Brad Harrison
Name: Brad Harrison
Title: Managing Member

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Edward Lazar
Name: Edward Lazar
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Evers Family Trust

By:	/s/ Ben Evers
Name: Ben Evers
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Evers Revocable Trust

By:	/s/ William Evers
Name: William Evers
Title: Md

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Ferreri-Hackett Trust

By:	/s/ Pablo Ferreri
Name: Pablo Ferreri
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Frances Daniels
Name: Frances Daniels
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Hayes A. Roberts Trust U/D/D July 7, 2021

By:	/s/ Hayes Roberts
Name: Hayes Roberts
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: James Bertles Revocable Trust

By:	/s/ Jim Bertles
Name: Jim Bertles
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Jennifer Ayer
Name: Jennifer Ayer
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Jerome Deren
Name: Jerome Deren
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Joseph Melican
Name: Joseph Melican
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Julie Dunnington
Name: Julie Dunnington
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Kevin Moran
Name: Kevin Moran
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Kimberly Evans
Name: Kimberly Evans
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Mark deVries
Name: Mark deVries
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Mercury Exploration Company

By:	/s/ Glenn Darden
Name: Glenn Darden
Title: Chairman

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Michael Brady
Name: Michael Brady
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Managing Member

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Nelson Bowers
Name: Nelson Bowers
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Richard Insley
Name: Richard Insley
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Richard Baye
Name: Richard Baye
Title: Member

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Robert and Cristina Morris Trust

By:	/s/ Robert B. Morris III
Name: Robert B. Morris III
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: RT Management LLC

By:	/s/ Tim Cavanaugh
Name: Tim Cavanaugh
Title: mgr

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Samantha Dean
Name: Samantha Dean
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Stephen D. Scott
Name: Stephen D. Scott
Title: N/A

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Stephen J. Aucamp Revocable Trust

By:	/s/ Stephen Aucamp
Name: Stephen Aucamp
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Swartberg Holding 1 AG

By:	/s/ Rob Weeber
Name: Rob Weeber
Title: Director

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Teresa Wells
Name: Teresa Wells
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: The Alexis Galen Brugler 2021 GST Trust

By:	/s/ Christopher Scott Dauer
Name: Christopher Scott Dauer
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: The Duncan Chase Brugler 2021 GST Trust

By:	/s/ Christopher Scott Dauer
Name: Christopher Scott Dauer
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: The Jacob Dann Zlot 2021 GST Trust

By:	/s/ Zachary Rubin
Name: Zachary Rubin
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: The Kelly Nicole Brugler 2021 GST Trust

By:	/s/ Christopher Scott Dauer
Name: Christopher Scott Dauer
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: The Leslie T. Merrick 2012 Irrevocable Trust

By:	/s/ Leslie T. Merrick
Name: Leslie T. Merrick
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: The Michael Glenn Tiedemann 2012 Trust

By:	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Managing Member

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: The Nicholas A. Merrick 2012 Irrevocable Trust

By:	/s/ Nicholas Merrick
Name: Nicholas Merrick
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: The Noah Morris Zlot 2021 GST Trust

By:	/s/ Zachary Rubin
Name: Zachary Rubin
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: The Samuel Wolf Zlot 2021 GST Trust

By:	/s/ Zachary Rubin
Name: Zachary Rubin
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: West Bay Capital, LLC

By:	/s/ Stephen D. Scott
Name: Stephen D. Scott
Title: President

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ William H. Donaldson
Name: William H. Donaldson
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ William Lamm
Name: William Lamm
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: William S. Price III Revocable Trust

By:	/s/ Bill Price
Name: Bill Price
Title: Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Yelverton Revocable Trust

By:	/s/ Mike Yelverton
Name: Mike Yelverton
Title: Managing Director

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS:

By:	/s/ Yves-André Istel
Name:	Yves-André Istel
Title:

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

The undersigned hereby agree to be bound by all of the terms and provisions of the Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC as of the date first set forth above.

MEMBERS HOLDING CLASS B COMMON UNITS: Zlot Family Trust

By:	/s/ Jeff Zlot
Name:	Jeff Zlot
Title:	Trustee

(SIGNATURE PAGE TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF

ALVARIUM TIEDEMANN CAPITAL, LLC)

Exhibit A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of [•], 20[•] (this “Joinder”), is delivered pursuant to that certain Second Amended and Restated Limited Liability Company Agreement, entered into effective as of January [    ], 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”) of Alvarium Tiedemann Capital, LLC, a Delaware limited liability company (the “Company”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the LLC Agreement.

1.

Joinder to the LLC Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Corporation, the undersigned hereby is and hereafter will be a Member under the LLC Agreement and a party thereto, with all the rights, privileges and responsibilities of a Member thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the LLC Agreement as if it had been a signatory thereto as of the date thereof.

2.	Incorporation by Reference. All terms and conditions of the LLC Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.

3.	Address. All notices under the LLC Agreement to the undersigned shall be directed to:

[Name]

[Address]

[City, State, Zip Code]

Attn:

Facsimile:

E-mail:

A-1

Exhibit A

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NEW MEMBER]

By:
Name:	[•]
Title:	[•]

Accepted and agreed as of the date first set forth above:

ALVARIUM TIEDEMANN CAPITAL, LLC

By: Alvarium Tiedemann Holdings, Inc., its manager

By:
Name: [•]
Title: [•]

A-1

Exhibit B

Officers

Name:	Title:
Michael Tiedemann	Chief Executive Officer
Christine Zhao	Chief Financial Officer
Kevin Moran	Chief Operating Officer

B-1

Exhibit C

Notice of Exchange

[LETTERHEAD OF HOLDER]

[•]

Alvarium Tiedemann Holdings, Inc.

[Insert Address]

Alvarium Tiedemann Capital, LLC

[Insert Address]

Re: Exchange Pursuant to Second Amended and Restated Limited Liability Company Agreement of Alvarium Tiedemann Capital, LLC dated as of January [ ], 2023 (as amended from time to time, the “Agreement”)

Reference is hereby made to the Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement. The undersigned Holder hereby provides this Notice of Exchange pursuant to Section 11.02 of the Agreement to effect the Exchange of the following Paired Interests:

Number of Pair Interests to be Exchanged:                                 (Consisting of an equal number of Class B Common Units and shares of Class B Common Stock)

The shares of Class A Common Stock to be issued upon consummation of the Exchange shall be issued to :                                    .

The Holder hereby represents and warrants that: (a) the Holder has all requisite power and authority to execute, deliver and perform under this Notice of Exchange and no consent, approval, authorization, registration or notice of any third party or governmental authority is required by the Holder in connection with this Notice of Exchange or the Exchange; (b) this Notice of Exchange has been duly executed and delivered by the Holder and constitutes the legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws effecting creditors’ rights generally and subject, as to enforceability, to general principals of equity; and (c) the Holder is the sole owner of record and beneficially of the Paired Interests described above, free and clear of any mortgage, pledge, hypothecation, easement, security interest, charge, claim, license, option, conditional sale or other title retention agreement, lien or other encumbrance or right of any third party, or any agreement to create any of the foregoing.

The Holder hereby constitutes and appoints each officer of the Corporation and of the Company with full power of substitution, as the Holder’s true and lawful agent and attorney-in-fact, with full power and authority, in the Holder’s name, place and stead, to the same and extent and with the same effect as the Holder would or could do under applicable Law to (a) effect the Exchange, (b) effect the surrender, assignment and delivery of the Paired Interests described above and (c) effect the delivery of the shares of Class A Common Stock to be issued upon consummation of the Exchange of the Paired Interests described above. The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of the Holder.

C-1

IN WITNESS WHEREOF, the undersigned Holder has duly executed and delivered this Notice of Exchange as of the day and year first above written.

[HOLDER]

By:
Name:	[•]
Title:	[•]
Address:	[•]

C-2